UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   ☑

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☑  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material under Rule 14a-12

BIOLIFE SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

April 14, 2017

Dear Stockholder:

You are cordially invited to attend BioLife Solutions, Inc.’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 25, 2017, at 9:00 a.m. Pacific Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The annual meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BLFS2017.

We are pleased to utilize the virtual shareholder meeting technology to provide ready access and cost savings for our shareholders and the company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by Internet, telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the Notice of Internet Availability of Proxy Materials you received for the Annual Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on May 24, 2017. If you attend the Annual Meeting online and wish to vote at the Annual Meeting, you will be able to do so even if you have previously returned your proxy card.

Thank you for your continued support of and interest in BioLife Solutions, Inc.

Sincerely,

/s/ Michael Rice
Michael Rice
President and Chief Executive Officer
Bothell, Washington
April 14, 2017

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING WHETHER OR NOT YOU ATTEND ONLINE, PLEASE CAST YOUR VOTE AS INSTRUCTED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AS PROMPTLY AS POSSIBLE. YOUR PROXY, GIVEN BY VOTING PRIOR TO THE ANNUAL MEETING, MAY BE REVOKED PRIOR TO ITS EXERCISE BY ENTERING A NEW VOTE OVER THE INTERNET, FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING ONLINE AND VOTING IN PERSON.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

ii

IF YOU HAVE CHOSEN TO RECEIVE PAPER COPIES OF YOUR PROXY MATERIALS, INCLUDING THE PROXY CARD, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE RETURN ENVELOPE PROVIDED.

ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING ONLINE MAY VOTE EVEN IF HE OR SHE HAS RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE, YOU MUST FIRST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

iii

BIOLIFE SOLUTIONS, INC.

3303 Monte Villa Parkway, Suite 310

Bothell, Washington 98021

 (425) 402-1400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

THURSDAY, MAY 25, 2017

9:00 a.m. PACIFIC TIME

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of BioLife Solutions, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), will be held on May 25, 2017, at 9:00 a.m. Pacific Time, as a virtual meeting. You will be able to attend, vote your shares, and submit question during the Annual Meeting via a live webcast available at www.virtualshareholdermeeting.com/BLFS2017. The Annual Meeting will be held for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.	ELECTION OF DIRECTORS. To elect the five (5) directors named in the attached proxy statement to serve until his/her successor is duly elected and qualified, unless he/she resigns, is removed or otherwise is disqualified from serving as a director of the Company;

2.	APPROVAL OF THE SECOND AMENDED AND RESTATED 2013 PERFORMANCE INCENTIVE PLAN. To approve the second amended and restated 2013 Performance Incentive Plan;

3.	RATIFICATION OF AUDITORS. To ratify the appointment of Peterson Sullivan LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017; and

4.	ANY OTHER BUSINESS that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors recommends that stockholders vote FOR each of the director nominees and FOR the other matters listed above.  Only stockholders of record (including persons that held shares of restricted common stock issued pursuant to our amended and restated 2013 Performance Incentive Plan) at the close of business on April 6, 2017 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at our principal executive office for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.  Our stock transfer books will remain open between the Record Date and the date of the Annual Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, on April 14, 2017, we have sent our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2017 proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2016 online. Stockholders who have received the Notice will not be sent a printed copy of our proxy materials in the mail unless they request to receive a printed copy.

To assure your representation at the Annual Meeting, please vote your proxy via the Internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting online and vote, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote at the Annual Meeting. IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES AND FOR EACH OF THE OTHER PROPOSALS SUBMITTED AT THE ANNUAL MEETING.

iv

Please note: If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote. Accordingly, please provide appropriate voting instructions to your broker or bank to ensure your vote will count.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 25, 2017:  This notice of annual meeting of stockholders, the proxy statement, including your proxy card, and our annual report on Form 10-K for the fiscal year ended December 31, 2016 are available at www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote via the Internet.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Sincerely,

/s/ Michael Rice
Michael Rice
President and Chief Executive Officer
Bothell, Washington
April 14, 2017

v

BIOLIFE SOLUTIONS, INC.

3303 Monte Villa Parkway, Suite 310

Bothell, Washington 98021

(425) 402-1400

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 25, 2017:  This notice of annual meeting of stockholders, the proxy statement, including your proxy card, and our annual report on Form 10-K for the fiscal year ended December 31, 2016 are available at www.proxyvote.com.

The enclosed proxy is solicited on behalf of BioLife Solutions, Inc., a Delaware corporation, by its Board of Directors (the “Board”) for use at its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually at 9:00 a.m. Pacific Time on May 25, 2017, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BLFS2017.

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials, including this proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2016 to our stockholders by providing access to such documents on the Internet instead of mailing printed copies.  Most stockholders will not receive printed copies of the proxy materials unless they request them.  Instead, the Notice of Internet Availability of Proxy Materials (the “Notice”), which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet.  The Notice also instructs you as to how you may submit your proxy on the Internet.  By accessing and reviewing the proxy materials on the Internet, you will save us the cost of printing and mailing these materials to you and reduce the impact of such printing and mailing on the environment.  If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting such materials provided in the Notice.

These proxy solicitation materials will be sent or given on or about April 14, 2017 to all stockholders entitled to vote at the Annual Meeting. Stockholders who owned BioLife Solutions Common Stock (including persons that held shares of restricted common stock issued pursuant to our amended and restated 2013 Performance Incentive Plan) at the close of business on April 6, 2017 (the “Record Date”) are entitled to receive notice of, attend and vote at the Annual Meeting. On the Record Date, there were 13,016,533 shares of Common Stock outstanding and approximately 3,800 beneficial holders of our Common Stock. Additionally, there were 282,350 restricted shares of Common Stock outstanding on the Record Date.

We will provide, without charge, a copy of our annual report on Form 10-K to each stockholder of record as of the Record Date that requests a copy in writing.  Any exhibits listed in the annual report on Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibit.  Any such requests should be directed to our Corporate Secretary at our executive offices set forth above.

References to the “Company,” “BioLife,” “BioLife Solutions,” “our,”  “us” or “we” mean BioLife Solutions, Inc.

vi

vii

VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of BioLife Solutions, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are discussed below in the “Proposals” section. Each share of BioLife Solutions Common Stock (including each share of restricted Common Stock issued pursuant to the amended and restated 2013 Performance Incentive Plan) you owned as of the Record Date entitles you to one vote on each proposal presented at the Annual Meeting.

Proxy Card

The proxy card which is accessible over the Internet or in physical form if you requested to receive physical copies of the proxy materials enables you to appoint Michael Rice, our Chief Executive Officer and President, and Roderick de Greef, our Chief Financial Officer, as your representatives at the Annual Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Messrs. Rice and de Greef to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the virtual Annual Meeting. Even if you plan to attend the virtual Annual Meeting, we think that it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

Methods of Voting

You may vote over the Internet, by mail or in person online at the Annual Meeting. Please be aware that if you vote over the Internet, you may incur costs such as Internet access charges for which you will be responsible.

Voting over the Internet.  You can vote via the Internet.  The website address for Internet voting is provided on the Notice and on the proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on May 24, 2017.  Internet voting is available 24 hours a day.  If you vote via the Internet, you do not need to return a proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, you may vote by proxy via the Internet by following the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares

Voting by Telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided in the Notice.

Voting by Mail.  If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

Voting at the Meeting.  If you attend the Annual Meeting online and plan to vote, you will be able to vote virtually. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person online at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need a legal proxy from your broker or other nominee authorizing you to vote those shares online at the Annual Meeting.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must:

●	enter a new vote over the Internet, or by signing and returning a replacement proxy card;

●	provide written notice of the revocation to our Corporate Secretary at our principal executive office, 3303 Monte Villa Parkway, Suite 310, Bothell, Washington 98021, which written notice must be received prior to the Annual Meeting; or

●	attend the virtual Annual Meeting online and vote.

Quorum and Voting Requirements

Stockholders of record (including persons that held shares of restricted common stock issued pursuant to our amended and restated 2013 Performance Incentive Plan) at the close of business on April 6, 2017, are entitled to receive notice and vote at the Annual Meeting. On the Record Date, there were 13,016,533 issued and outstanding shares of our Common Stock. Additionally, there were 282,350 restricted shares of Common Stock outstanding. Each holder of Common Stock (or restricted Common Stock) voting at the Annual Meeting, either in person online or by proxy, may cast one vote per share of Common Stock held on the Record Date on all matters to be voted on at the Annual Meeting. Stockholders may not cumulate votes in the election of directors.

8

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. Assuming that a quorum is present:

(1)	a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be required to elect each Board nominee;
(2)	the second amended and restated 2013 performance incentive plan will be approved if approved by a majority of the votes properly cast at the Annual Meeting on this proposal;
(3)	the ratification of the appointment of Peterson Sullivan LLP as our independent registered public accounting firm for fiscal year ending December 31, 2017 will be approved if approved by a majority of the votes cast at the meeting on this proposal.

Votes cast by proxy or online at the Annual Meeting will be tabulated by the election inspector appointed for the Annual Meeting who will also determine whether a quorum is present.  The election inspector will treat abstentions and broker non-votes (i.e., shares held by a broker or nominee that are represented online at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) as shares that are present for purposes of determining the presence of a quorum.  With regard to the election of our director nominees, broker non-votes and votes marked “withheld” will not be counted towards the tabulations of votes cast for each of the director nominees, will not have the effect of negative votes and will not affect the outcome of the election of the directors. With regard to the approval of the second amended and restated 2013 performance incentive plan, abstentions and broker non-votes, because this is a non-routine matter, will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes. With regard to the ratification of the appointment of Peterson Sullivan LLP as our independent registered public accounting firm for fiscal year ending December 31, 2017, abstentions will not be counted for purposes of determining whether such proposal has been ratified and will not have the effect of negative votes, whereas, because the ratification of the appointment of auditors is a routine matter, a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

If your shares are held by a bank or broker in street name, it is important that you cast your vote if you want it to count in the election of directors, the adoption of the second amended and restated 2013 performance incentive plan, and other non-routine matters. Voting rules may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters. Accordingly, if your shares are held by a bank or broker in street name and you do not instruct your bank or broker how to vote in the election of directors, the adoption of the second amended and restated 2013 performance incentive plan or any other non-routine matters, no votes will be cast on your behalf.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting as directed. If no specification is indicated, the shares will be voted:

(1)	“for” the election of each Board nominee set forth in this proxy statement unless the authority to vote for such directors is withheld;

(2)	“for” the second amended and restated 2013 performance incentive plan;

(3)	“for” the ratification of the appointment of Peterson Sullivan LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and

(4)	at the discretion of your proxies on any other matter that may be properly brought before the meeting.

9

Voting Results

Voting results will be announced at the Annual Meeting and published in a Current Report on Form 8-K that will be filed with the SEC within four business days after the Annual Meeting.

Holding of Stock

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below and described elsewhere herein, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are a “stockholder of record” who may vote at the Annual Meeting, and we sent the Notice to you and directed you to these proxy materials. As the stockholder of record, you have the right to direct the voting of your shares by voting as described above. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and the Notice and the instructions to review these proxy materials were forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend online the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in online at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card sent to you by your broker; however, you will not be able to vote in person online at the Annual Meeting.

Householding of Proxy Materials; Receipt of More than One Proxy Card

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy materials and annual reports. This means that only one copy of the proxy materials may have been sent to multiple stockholders in your household.  This practice is designed to reduce our printing and postage costs.  However, if you are residing at such an address and wish to receive a separate annual report on Form 10-K or proxy statement in the future, you may telephone our Secretary at (425) 402-1400 or write to BioLife Solutions, Inc., 3303 Monte Villa Parkway, Suite 310, Bothell, Washington 98021.  If you are receiving multiple copies of our annual report on Form 10-K and proxy statement, you may request householding by contacting our Secretary in the same manner.

If you have received more than one Notice or otherwise have access to more than one proxy card, you may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

Proxy Solicitation

We are soliciting proxies solely on behalf of the Company and will bear the cost of this solicitation.  In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.  Proxies also may be solicited by our directors, officers or employees, personally, by telephone, facsimile, Internet or other means, without additional compensation. We may retain a proxy solicitor to assist in the distribution of proxies and proxy solicitation materials, and in the solicitation of proxies. Generally, the fee for such services is approximately $15,000 plus expenses. If we do elect to retain a proxy solicitor, we will pay the proxy solicitor reasonable and customary fees. Except as described above, we do not presently intend to solicit proxies other than by mail.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation, as amended, or our Bylaws, as amended (the “Bylaws”), provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Questions About Voting Your Shares

You can contact our Corporate Secretary at (425) 402-1400 or by sending a letter to our Corporate Secretary at our principal executive office, 3303 Monte Villa Parkway, Suite 310, Bothell, Washington 98021, with any questions about proposals described in this proxy statement or how to execute your vote.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 25, 2017:  The notice of annual meeting of stockholders, this proxy statement, including your proxy card, and our annual report on Form 10-K for the fiscal year ended December 31, 2016 are available at www.proxyvote.com.

EXECUTIVE OFFICERS AND DIRECTORS

The following table and text set forth the names and ages of our directors and executive officers as of March 30, 2017. The Board is comprised of only one class. Also provided herein are brief descriptions of the business experience of each director and executive officer during the past five years (based on information supplied by them) and an indication of directorships held by each director in other public companies subject to the reporting requirements under the Federal securities laws. During the past ten years, none of our directors or executive officers has been involved in any legal proceedings that are material to an evaluation of the ability or integrity of such person:

10

Name	Age	Position and Offices With the Company
Todd Berard	48	Vice President, Marketing
Roderick de Greef	56	Chief Financial Officer
Karen Foster	57	Vice President, Operations
James Mathers	58	Vice President, Global Sales
Aby J. Mathew, Ph.D.	45	Chief Technology Officer and Senior Vice President
Michael Rice	54	Chief Executive Officer, President, and Director
Raymond Cohen	57	Chairman of the Board
Thomas Girschweiler	59	Director
Andrew Hinson	53	Director
Joseph Schick	55	Director

Todd Berard has been Vice President of Marketing since February 2015, responsible for corporate branding, product branding, marketing and launch strategy, and product management. He is also a key team member in the management and growth of all product launches; including biologistex. Before his appointment as Vice President of Marketing, Mr. Berard had served as Senior Director of Marketing since July 2014. Previous to BioLife, Mr. Berard served as Director of Marketing at Verathon Medical; a division of Roper Inc., from September 2010 until July 2014, overseeing the global marketing, product development, and product launch strategies for a portfolio of six medical device brands. He also managed all strategic partnerships for product development, and helped guide the organization. Verathon had global sales in 2014 of roughly $180M; and Mr. Berard oversaw a creative and product management team of 12. Responsibilities included all global marketing initiatives and campaigns, strategy, product portfolio management, and strategic planning. He has over twenty years of experience in life sciences, health care, and technology; working for both global leaders and small technology startups, including the University of Washington School of Medicine, DuPont, and Medtronic. He has a Bachelor of Science Degree in Biochemistry from the University of Vermont and an MBA from the University of Washington Foster School of Business.

Roderick de Greef has been Chief Financial Officer since May 2016. He was appointed interim Chief Financial Officer and interim Secretary in March 2016.  Previously, Mr. de Greef served as a director of the Company from June 2000 through November 2013, and provided the Company with strategic and financial consulting services from July 2007 through August 2011. Mr. de Greef has served Pareteum Corporation., a mobile communications company, as a director, chair of the Audit Committee and member of the Nominating and Corporate Governance Committee and Compensation Committee since September 2015, and was previously a director of Pareteum from January 2008 to October 2011.  From March 2015 to February 2016, Mr. de Greef was a partner of MedTech Advisors, Inc., a strategic and financial consulting firm.  From November 2013 to October 2014, Mr. de Greef served as the president and sole director of Cambridge Cardiac Technologies, Inc. a privately held successor to Cambridge Heart, Inc.  From November 2008 to October 2013, Mr. de Greef was the chairman of the board of Cambridge Heart, Inc., a manufacturer of non-invasive diagnostic cardiology products. From November 2003 to May 2013, Mr. de Greef served as a director, member of the Audit Committee and chairman of the Compensation Committee of Endologix, Inc.  Mr. de Greef received his MBA degree from the University of Oregon. Mr. de Greef has extensive experience in corporate finance and the business world in general as well as serving as an officer and director of public companies.

Karen Foster has been Vice President, Operations since April 2016. From 2003 to early 2016, Ms. Foster was Vice President of Laboratory Operations and Site Leader at ViaCord, LLC, a family cord blood bank, and subsidiary of PerkinElmer Inc. Over a 25-year career, Ms. Foster has managed manufacturing and quality operations in several capacities for companies including ViaCord, Pfizer, Inc. (formerly Pharmacia Corporation) and Amersham Pharmacia Biotech, Inc. (formerly Phamacia Biotech, Inc.). She holds an M.B.A. from the University of Wisconsin-Milwaukee (specialization in Operations Management), an M.S. in Zoology from University of Wisconsin- Milwaukee (specialization in Microbiology) and a B.S. in Biological Sciences from Michigan Technological University.

James Mathers has been the Vice President, Global Sales, since May 2016. Mr. Mathers has more than 30 years of successful sales leadership and entrepreneurial experience in high growth medical and applied technology organizations. Mr. Mathers’ expertise lies in the building of scalable sales organizations in support of rapid market adoption of disruptive technologies. From October 2009 to December 2016, Mr. Mathers was Principal/Founder of the Mathers Group, a business consulting services firm for operational consultancy for physician owned specialty cancer centers and brokerage services for the acquisition and/or sale of radiation oncology capital equipment. From April 2013 to July 2014, Mr. Mathers was the Area Sales Director for MAKO Surgery/Stryker Orthopedics where he was responsible for the sales of RIO orthopedic robotics capital equipment for knee and hip replacement. From December 2011 to April 2013, Mr. Mathers was Director, Business development for AMAMARK Healthcare responsible for sales revenue for outsourced clinical engineering functions. Previously, Mr. Mathers served in various global sales, marketing and business development leadership positions at Mako Surgical/Stryker Orthopedics, BrainLAB, Cardiac Science, Johnson& Johnson and Baxter Healthcare. Mr. Mathers has a Bachelor of Arts in Biology and Pre-medicine from the University of Pennsylvania and an MBA from Pepperdine University.

11

Aby J. Mathew, Ph.D. was part of the founding team of BioLife Solutions, Inc., and is a co-developer of BioLife’s biopreservation media solutions. He is a co-inventor on multiple issued and pending patents related to methods, devices, and formulations for the preservation of cells, tissues, and organs. He holds a Ph.D. in Biological Sciences within the Biochemistry, Cell and Molecular Biology Program from Binghamton University and a B.S. in Microbiology from Cornell University. Dr. Mathew has been researching low temperature biopreservation since 1994, and his studies contributed to the development of BioLife’s current commercial HypoThermosol® and CryoStor® product platforms and intellectual property foundation. Dr. Mathew was part of the scientific team that linked cell death via apoptosis (programmed cell death) to exposure to hypothermic and/or freezing temperatures. These discoveries were integral to the development of BioLife’s intracellular-like biopreservation media, and also contributed to improvements in cryosurgical ablation of cancer. Dr. Mathew was BioLife’s first Director of Manufacturing, established BioLife’s initial Quality system, and has been Senior Vice President & Chief Technology Officer since February 2011. From January 2007 through February 2011, Dr. Mathew served as Senior Scientist, Director of Strategic Relations, and Senior Director of Strategic Relations. From June 2003 through January 2007, Dr. Mathew served as Director of Manufacturing. From September 2000 through June 2003, Dr. Mathew served as Clinical Accounts Manager and Director of Hypothermic Preservation for Cryomedical Sciences/BioLife Solutions. Dr. Mathew is currently active in, or previously a member of, AABB (formerly the American Association of Blood Banks), BEST (the Biomedical Excellence for Safer Transfusion collaborative), the International Society for Cell Therapy (ISCT), the Alliance for Regenerative Medicine (ARM), Tissue Engineering & Regenerative Medicine International Society (TERMIS), Society for Cryobiology, International Society for Biological and Environmental Repositories (ISBER), American Society for Cell Biology, and the Society for In Vitro Biology. Dr. Mathew is a member of, the Board of Directors, and Advisory Panel, of the Parent’s Guide to Cord Blood Foundation, the Scientific Advisory Board of HemaCare Corporation, the founding Board of Directors of the Cord Blood Association, the NIST-AMTech National Cell Manufacturing Consortium, the California Institute for Regenerative Medicine (CIRM) Clinical Advisory Panel, and the Scientific Advisory Board of SAVSU Technologies. Dr. Mathew has obtained UCLA Corporate Governance Program Certification.

Michael Rice has been President and Chief Executive Officer and a director of the Company since August 2006, and was chairman of the Board from August 2007 to November 2013. Mr. Rice has more than 30 years of leadership and entrepreneurial experience in the medical and high tech industries. He was most recently the senior business development manager for medical and wireless products at AMI Semiconductor, from October 2004 to August 2006. From October 2000 to August 2006, Mr. Rice also served as the director of marketing and business development at Cardiac Science, Inc., a manufacturer of automated external defibrillators. Prior to that, from May 1998 to October 2000, he was the Vice President, Sales and Marketing for TEGRIS Corporation, a privately held network services provider. Mr. Rice also spent 12 years, from May 1986 to May 1998 at Physio Control Corporation in several sales and marketing management roles prior to its acquisition by Medtronic Inc. The Board has determined that Mr. Rice should serve as a director because it values management’s insight.

Raymond W. Cohen joined the Board in May 2006, and has served as chairman of the Board since November 2013. Mr. Cohen has extensive international medical device experience holding several Chairman and Chief Executive Officer positions on the boards of both publicly listed and private life sciences companies in the United States and Europe. Mr. Cohen currently serves as the Chief Executive Officer and member of the board of directors of Irvine, CA based Axonics Modulation Technologies, Inc., a privately held venture backed developer of neuromodulation devices. Since July 2013, Mr. Cohen has served as the non-executive Chairman of Lombard Medical (NASDAQ:EVAR) a manufacturer and marketer of endovascular stent graphs. Mr. Cohen also currently serves as a non-executive director, chairman of the compensation committee and member of the audit committee of Spectrum Pharmaceuticals, Inc. (NASDAQ:SPPI), a developer and marketer of oncology and hematology drugs. Cohen also currently serves as a director and member of the audit and compensation committees of Swiss public company LifeWatch AG (LIFE.SW), an ambulatory ECG service business. In addition, Cohen serves as the chairman of the audit committee at JenaValve Technology, Inc., a private venture backed developer, manufacturer and marketer of transcatheter aortic valve systems; and non-executive Chairman of Syncroness, Inc., a contract engineering firm. From mid-2010 to late 2012, Mr. Cohen served as Chief Executive Officer of Vessix Vascular, Inc. During his tenure as Chief Executive Officer, Boston Scientific Corporation (NYSE:BSX) acquired Vessix. Previously, from 1997 to 2006, Mr. Cohen served as Chairman and Chief Executive Officer of NASDAQ listed Cardiac Science, Inc., which in 2004 was ranked as the 4th fastest growing technology company in North America on Deloitte & Touche’s Fast 500 listing. In 2008, Mr. Cohen was named by AeA as the Private Company Life Science CEO of the Year. Mr. Cohen was named Entrepreneur of the Year in 2002 by the Orange County Business Journal and was a finalist for Ernst & Young’s Entrepreneur of the Year in the medical company category in 2004. Mr. Cohen holds a B.S. in Business Management from Binghamton University. The board has determined that Mr. Cohen should serve as a director because of his extensive experience with public companies.

12

Thomas Girschweiler was a member of our Board from 2003 to March 2014 and joined the Board again in May 2015. Mr. Girschweiler has been engaged in corporate financing activities on his own behalf since 1996. From 1981 to 1996, he was an investment banker with Union Bank of Switzerland. Mr. Girschweiler is a graduate of the Swiss Banking School. The Board has determined that Mr. Girschweiler should serve as a director because of his experience in corporate financing activities and his status as a significant shareholder.

Andrew Hinson joined the Board in February 2007. Mr. Hinson served as Vice President of Clinical and Regulatory Affairs for LoneStar Heart, Inc. from 2004 to 2016. Mr. Hinson previously served as the Senior Director of research and clinical development at AnGes MG, Inc. (TSE: 4563) a biotechnology firm engaged in the development and commercialization of novel gene and cell therapies for the treatment of cardiovascular disease. Prior to that Mr. Hinson had a long career with Procter & Gamble Pharmaceutical (NYSE:PG) holding multiple technical and management positions in research, clinical development and medical affairs. Mr. Hinson has diverse experience in the cell and gene therapy markets and extensive experience with regulatory affairs and clinical development of new therapies for cardiac, neurologic, and gastrointestinal diseases. The Board has determined that Mr. Hinson should serve as a director because of his experience and knowledge of companies in the biotechnology space.

Joseph Schick joined the Board in November 2013. Since May 2013 he has been the Chief Financial Officer of The Branded Entertainment Network, formerly known as Corbis, a digital media and advertising company. Prior to his position at The Branded Entertainment Network, from March 2009 through July 2013, Mr. Schick was Chief Financial Officer at Talyst, a pharmacy automation hardware and software company. Mr. Schick served as Chief Financial Officer at Vertafore from October 2006 through January 2009, an enterprise software company for the insurance industry. Mr. Schick was also in various roles at travel company Expedia (NASDAQ: EXPE), including Senior Vice President of Finance. Mr. Schick has significant experience with SEC reporting, strategic planning, and mergers and acquisitions. Mr. Schick started his career with Arthur Andersen and is a CPA who received his B.S. in Accounting from the University of Illinois. The Board has determined that Mr. Schick should serve as a director because of his financial expertise.

Except as otherwise provided by law, each director shall hold office until either their successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers serve at the discretion of the Board.

There are no family relationships between any of our director nominees or executive officers and any other of our director nominees or executive officers.

13

BOARD OF DIRECTORS

Overview

Our Bylaws provide that the size of our Board is to be determined from time to time by resolution of the Board but shall consist of at least three members. Our Board presently consists of five members. Our Board has determined three of our directors– Messrs. Cohen, Hinson, and Schick – to be independent under the rules of the NASDAQ Stock Market, after taking into consideration, among other things, those transactions described under “Certain Transactions”. Mr. Cohen serves as Chairman of the Board and is an independent director. Therefore, The Board does not have a lead director; however, recognizing that the Board is composed almost entirely of outside directors, in addition to the Board’s strong committee system (as described more fully below), we believe this leadership structure is appropriate for the Company and allows the Board to maintain effective oversight of management.

At each annual meeting of stockholders, members of our Board are elected to serve until the next annual meeting and until their successors are duly elected and qualified. If the nominees named in this proxy statement are elected, the Board will consist of five persons.

Committees of the Board of Directors

The Board has established an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Each committee operates pursuant to a written charter that may be viewed on our website at www.biolifesolutions.com. The inclusion of our web site address in this proxy statement does not include or incorporate by reference the information on our web site into this proxy statement.

The following table sets forth the current composition of the three standing committees of our Board:

Name	Board	Audit	Compensation	Nominating and Governance
Mr. Rice	X
Mr. Cohen	Chair	X	Chair	X
Mr. Hinson	X	X	X	Chair
Mr. Schick (financial expert)	X	Chair	X	X
Mr. Girschweiler	X

Audit Committee. Our Audit Committee’s role includes the oversight of our financial, accounting and reporting processes; our system of internal accounting and financial controls; and our compliance with related legal, regulatory and ethical requirements. The Audit Committee oversees the appointment, compensation, engagement, retention, termination and services of our independent registered public accounting firm, including conducting a review of its independence; reviewing and approving the planned scope of our annual audit; overseeing our independent registered public accounting firm’s audit work; reviewing and pre-approving any audit and non-audit services that may be performed by our independent registered public accounting firm; reviewing with management and our independent registered public accounting firm the adequacy of our internal financial and disclosure controls; reviewing our critical accounting policies and the application of accounting principles; and monitoring the rotation of partners of our independent registered public accounting firm on our audit engagement team as required by regulation.

In addition, the Audit Committee’s role includes meeting to review our annual audited financial statements and quarterly financial statements with management and our independent registered public accounting firm. The Audit Committee has the authority to obtain independent advice and assistance from internal or external legal, accounting and other advisors, at the Company’s expense.

The Board has determined that all members of our Audit Committee meet the independence and financial literacy standards of the NASDAQ Stock Market and applicable SEC rules.  The Board of Directors has determined that Mr. Schick is an “audit committee financial expert” as defined by the rules of the SEC.

14

Please see the section entitled “Report of the Audit Committee of the Board of Directors” and “Proposal No. 3: Ratification of Appointment of Independent Registered Public Accounting Firm” for further matters related to the Audit Committee.

Compensation Committee. The purpose of the Compensation Committee is to provide guidance to management and to assist the Board in the discharge of its fiduciary responsibilities relating to the compensation of executive officers, the organizational structure, succession, retention and training policies and review and oversight of benefit programs. Our Compensation Committee is responsible for reviewing the recommendations of our Chief Executive Officer and Chief Financial Officer, making recommendations to the Board, regarding the compensation of our executive officers, and ensuring that the total compensation paid to the executive officers is reasonable and competitive, and does not promote excessive risk taking. In making its recommendation to the Board, the Compensation Committee considers the results of the most recent stockholder advisory vote on executive compensation. The Chief Executive Officer may not be present during voting or deliberation on his compensation. The Compensation Committee is also responsible for reviewing and making recommendations to the Board regarding director and committee member compensation. In addition, the Compensation Committee approves and has oversight over our bonus plans for executive officers and/or stock based compensation plans and oversight of our overall compensation plans and benefit programs, including approval and oversight of grants.

In discharge of its duties related to administration of executive bonus plans, the Compensation Committee may, subject to the terms of each plan, delegate authority to management for the day-to-day non-material administration of such plans. Further, the Compensation Committee may, subject to the terms of each plan, delegate authority to management to make grants to non-executive officers under stock-based compensation plans.

The Compensation Committee has the authority to obtain independent advice and assistance from internal or external legal, accounting and other advisors, at the Company’s expense. The Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Committee, other than in-house legal counsel, only after taking into consideration the six factors outlined in Rule 10C-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Compensation Committee engaged Radford, an Aon Hewitt company and independent compensation consultant (“Radford”), to assist it in: (i) an assessment of the Company’s executive compensation program; (ii) developing a peer group of companies for compensation comparison purposes; (iii) completing a market assessment of director and executive officer compensation; (iv) evaluating the Company’s equity-based compensation plan; and (v) recommending the amount and form of director and executive officer compensation. Radford reported to and was accountable to the Compensation Committee. Radford did not provide any services to us in the year ended December 31, 2016 beyond its engagement as an advisor to the Compensation Committee. After review and consultation with Radford, the Compensation Committee determined that Radford is independent, and there is no conflict of interest resulting from retaining Radford. In reaching this conclusion, the Compensation Committee considered the factors set forth in Rule 10C-1 of the Exchange Act and NASDAQ listing standards.

The members of the Compensation Committee are independent directors within the meaning of the listing standards of the NASDAQ Stock Market.

Nominating and Governance Committee. Our Nominating and Governance Committee’s primary purpose is to evaluate candidates for membership on our Board and make recommendations to our Board regarding candidates; make recommendations with respect to the composition of our Board and its committees; provide guidance to our human resources, legal, and finance departments relating to director orientation programs; recommend corporate governance principles applicable to the Company; manage periodic review, discussion and evaluation of the performance of our Board, its committees and its members and oversee and monitor compliance with our Code of Business Conduct and Ethics. The Nominating and Governance Committee has the authority to obtain independent advice and assistance from internal or external legal, accounting and other advisors, at the Company’s expense.

All members of our Nominating and Governance Committee are independent under the listing standards of the NASDAQ Stock Market.

15

The Nominating and Governance Committee will consider candidates recommended by stockholders in accordance with the procedures set forth in our Bylaws, and prior to the date it recommends a slate of director nominees to the Board. Pursuant to the Nominating and Governance Committee Charter, there is no difference in the manner in which a nominee recommended by a stockholder or otherwise is evaluated.

In carrying out its function to nominate candidates for election to our Board, the Nominating and Governance Committee considers the Board’s mix of skills, experience, character, commitment and diversity—diversity being broadly construed to mean a variety of opinions, perspectives and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics, all in the context of the requirements and needs of our Board at that point in time. In reviewing potential candidates, the Committee will also consider all relationships between any proposed nominee and any of our stockholders, competitors, customers, suppliers or other persons with a relationship to the Company. The Nominating and Governance Committee believes that each candidate should be an individual who has demonstrated exceptional ability and judgment, who are willing and able to make a sufficient time commitment to the Company, and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders.

The Nominating and Governance Committee’s methods for identifying candidates for election to our Board include the solicitation of ideas for possible candidates from a number of sources, including from members of our Board, our executive officers, individuals who our executive officers or Board members believe would be aware of candidates who would add value to our Board and through other research. The Nominating and Governance Committee may, from time to time, retain, for a fee, one or more third-party search firms to identify suitable candidates. The Nominating and Governance Committee will consider all candidates identified through the processes described above, and will evaluate each candidate, including incumbents, based on the same criteria.

The Nominating and Governance Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating and Governance Committee believe that it is essential that the Board members represent diverse viewpoints.

Number of Meetings

The Board held a total of eight meetings during 2016. Our Audit Committee held four meetings in 2016, our Compensation Committee held two meetings in 2016 and our Nominating and Governance Committee held one meeting during 2016. Each incumbent director attended 75% or more of the aggregate of (i) the total number Board meetings (during the period that he served) and (ii) the total number of Board committee meetings (during the periods that he served).

Board Member Attendance at Annual Stockholder Meetings

Although we do not have a formal policy regarding director attendance at annual stockholder meetings, directors are encouraged to attend these annual meetings absent extenuating circumstances. All of the Company’s then serving directors attended the last annual meeting of stockholders, which was held on May 10, 2016.

Director Compensation

As confirmed in service agreements we entered into on May 4, 2015 with each of our non-employee directors, during the year ended December 31, 2016, non-employee directors were compensated with an annual retainer fee of $40,000. In addition, the Board Chairman was compensated an additional $110,000 for the year. Committee chairpersons were compensated with additional annual retainers as follows:

Annual Retainer

Audit Committee Chairman	$10,000
Compensation Committee Chairman	$7,500
Nominating and Governance Committee Chairman	$5,000

16

A total of $285,000 in cash director compensation and $35,625 in stock compensation was recorded during the year ended December 31, 2016. Our non-employee directors were each paid half of their earned fees for the fourth quarter in stock. Our non-employee directors were each granted options to purchase 10,000 shares at $1.90 per share granted on March 15, 2016 which options vest on March 15, 2017. The following table sets forth information regarding compensation earned by our non-employee directors for the year ended December 31, 2016.

Name(3)	Annual Retainer ($)	Board and Committee Chair Fees ($)	Total Cash Fees Earned ($)	Stock Issued for Services ($) (1)	Option Awards ($)	Total ($)

Raymond Cohen	35,000	96,250	131,250	18,750	13,254	163,254
Thomas Girschweiler	35,000	––	35,000	5,000	13,254	53,254
Andrew Hinson	35,000	4,375	39,375	5,625	13,254	58,254
Joseph Schick	35,000	8,750	43,750	6,250	13,254	63,254
Rick Stewart(2)	30,000	5,625	35,625	––	13,254	48,879

(1)	Starting in the fourth quarter of 2016, half the fees earned from the annual retainer and board and committee chair fees were paid in stock.

(2)	Mr. Stewart ceased to be a director on September 30, 2016 and his options were forfeited.

(3)	Michael Rice did not receive any compensation for his services as a director.

Codes of Business Conduct and Ethics

We believe in sound corporate governance practices and have always encouraged our employees, including officers and directors to conduct business in an honest and ethical manner. Additionally, it has always been our policy to comply with all applicable laws and provide accurate and timely disclosure.

Accordingly, the Board has adopted a formal written code of ethics for all employees. The Board has adopted an additional corporate code of ethics for its Chief Executive Officer, Chief Financial Officer and other senior financial officers, which is intended to be a “code of ethics” as defined by applicable SEC rules. The Code of Ethics is publicly available on our website at http://investors.biolifesolutions.com/corporate-governance. The code of ethics is designed to deter wrongdoing and promote honest and ethical conduct and compliance with applicable laws and regulations. These codes also incorporate what we expect from our executives so as to enable us to provide accurate and timely disclosure in our filings with the SEC and other public communications. Any amendments made to the Code of Ethics will be available on our website.

Stockholder Communications with Directors

Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to the Board, or to an individual member or committee as follows:  c/o BioLife Solutions, Inc., Attention: Corporate Secretary, 3303 Monte Villa Parkway, Suite 310, Bothell, Washington 98021.  All communications will be relayed to that addressee.  From time to time, the Board may change the process through which stockholders communicate with the Board or its members or committees. There were no changes in this process in 2016. Please refer to our website at www.biolifesolutions.com for any future changes in this process.  The Board or the particular director or committee of the Board to which a communication is addressed will, if it deems appropriate, promptly refer the matter either to management or to the full Board depending on the nature of the communication.

17

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth certain information regarding the compensation, for services rendered in all capacities to us during 2016 and 2015, of our current principal executive officer and our two other most highly compensated executive officers at the end of 2016 (together, the “named executive officers”).

Name and Principal Positions (a)	Year (b)	Salary ($) (c)(1)	Bonus ($) (d)	Stock Awards ($) (e)(2)		Option Awards ($) (f)(2)		All Other Compensation ($) (i)		Total ($) (j)

Michael Rice	2016	400,000	––	190,000	(3)	132,545	(5)	53,111	(9)	775,656
President, Chief Executive Officer and Director (8/06 – present)	2015	400,000	50,000	––		653,478	(6)	––		1,103,478

Roderick de Greef	2016	220,000	––	––		416,994	(7)	46,563	(10)	683,557
Chief Financial Officer (3/16 – present)	2015	––	––	––		––		––		––

Aby J. Mathew	2016	345,000	––	47,500	(4)	––		11,859	(11)	404,359
Chief Technology Officer (9/00 – present)	2015	345,000	12,500	––		400,516	(8)	––		758,016

(1)	Reflects base salary earned in each applicable period.
(2)	See Note 1 to Notes to Financial Statements for the years ended December 31, 2016 and 2015 for a description on the valuation methodology of stock option awards and stock awards.
(3)	Represents 100,000 shares of time-vested stock granted on March 15, 2016. On grant date, 1/4 of the shares vested immediately with the remainder vesting quarterly over 3 years.
(4)	Represents 25,000 shares of time-vested stock granted on March 15, 2016. On grant date, 1/4 of the shares vested immediately with the remainder vesting quarterly over 3 years.
(5)	Amount is a result of options to purchase 100,000 shares at $1.90 per share granted to officer on March 15, 2016, which options vested to the extent of 1/4 of the underlying shares on March 15, 2017 and, thereafter, vest in monthly increments of 2,083 shares.
(6)	Amount is a result of options to purchase 375,000 shares at $2.06 per share granted to officer on May 4, 2015, which options vest to the extent of 1/4 of the underlying shares on May 4, 2016 and, thereafter, vest in monthly increments of 7,813 shares.
(7)	Amount is a result of options to purchase 100,000 shares at $1.76 per share granted to officer on March 4, 2016, which options vest to the extent of 1/4 of the underlying shares on March 4, 2017 and, thereafter, vest in monthly increments of 2,083 shares and options to purchase 234,000 shares at $1.81 per share granted to officer on May 3, 2016, which options vest to the extent of 1/4 of the underlying shares on May 3, 2017 and, thereafter, vest in monthly increments of 4,875 shares.
(8)	Amount is a result of options to purchase 229,837 shares at $2.06 per share granted to officer on May 4, 2015, which options vest to the extent of 1/4 of the underlying shares on May 4, 2016 and, thereafter, vest in monthly increments of 4,788 shares.

18

(9)	Amounts represent vacation payout to cover taxes on stock awards for vesting periods in 2016.
(10)	Amounts represent relocation moving expenses.
(11)	Amounts represent vacation payout to cover taxes on stock awards for vesting periods in 2016.

Outstanding Equity Awards at Fiscal Year-End 2016

The following table sets forth information concerning the outstanding equity awards as of December 31, 2016 granted to the named executive officers.

	OPTION AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)
Michael Rice	71,428	––	––	1.12	2/7/2017(1)
Michael Rice	54,642	––	––	1.26	2/2/2019(2)
Michael Rice	85,062	––	––	1.40	2/5/2020(3)
Michael Rice	28,571	––	––	1.12	2/25/2021(4)
Michael Rice	160,567	––	––	1.12	2/25/2021(5)
Michael Rice	148,437	226,563	––	2.06	5/4/2025(6)
Michael Rice	––	100,000	––	1.90	3/15/2026(7)

Roderick de Greef	––	100,000	––	1.76	3/4/2026(8)
Roderick de Greef	––	234,000	––	1.81	5/3/2026(9)

Aby J. Mathew	35,714	––	––	1.12	2/7/2017(10)
Aby J. Mathew	24,285	––	––	1.40	8/7/2017(11)
Aby J. Mathew	7,142	––	––	0.70	2/11/2018(12)
Aby J. Mathew	7,142	––	––	0.56	11/5/2018(13)
Aby J. Mathew	37,966	––	––	1.40	2/5/2020(14)
Aby J. Mathew	55,451	––	––	1.12	2/11/2021(15)
Aby J. Mathew	17,857	––	––	1.40	2/15/2022(16)
Aby J. Mathew	6,666	3,334	––	3.70	4/21/2024(17)
Aby J. Mathew	90,997	138,860	––	2.06	5/4/2025(18)

(1)	This award vested 1/3 of the total underlying shares on each of February 7, 2008, 2009 and 2010.
(2)	This award vested 1/4 of the total underlying shares on February 2, 2010 and, thereafter, in 36 equal monthly increments.
(3)	This award vests 1/3 of the total underlying shares on each of February 5, 2012, 2013 and 2014.
(4)	This award vested on the date of grant.
(5)	This award vested at the end of the fourth quarter of 2012, when the Company achieved cash flow break even.
(6)	This award vests 1/4 of the total shares on May 4, 2016 and, thereafter, vests in 36 equal monthly increments.
(7)	This award vests 1/4 of the total shares on March 15, 2017 and, thereafter, vests in 36 equal monthly increments. This award vests 1/4 of the total shares on March 4, 2017 and, thereafter, vests in 36 equal monthly increments.
(8)
(9)	This award vests 1/4 of the total shares on May 3, 2017 and, thereafter, vests in 36 equal monthly increments.
(10)	This award vested 1/4 of the total underlying shares on each of February 7, 2008, 2009, 2010 and 2011.
(11)	This award vested 1/4 of the total underlying shares on each of August 7, 2008, 2009, 2010 and 2011.
(12)	This award vested 1/4 of the total underlying shares on each of February 11, 2009, 2010, 2011 and 2012.

19

(13)	This award vested 1/4 of the total underlying shares on each of November 5, 2009, 2010, 2011 and 2012.
(14)	This award vested 1/4 of the total underlying shares on each of February 5, 2011, 2012, 2013 and 2014.
(15)	This award vests 1/4 of the total underlying shares on each of February 11, 2012, 2013, 2014 and 2015.
(16)	This award vests 4,464 shares on February 15, 2013 and, thereafter, in 36 equal monthly increments.
(17)	This award vests 1/4 of the total shares on April 21, 2015 and, thereafter, vests in 36 equal monthly increments.
(18)	This award vests 1/4 of the total shares on May 4, 2016 and, thereafter, vests in 36 equal monthly increments.

2017 Management Performance Bonus Plan

On December 20, 2016, the Board agreed to implement a Management Performance Bonus Plan for 2017 (the “Bonus Plan”). Pursuant to the terms of the Bonus Plan, six senior officers of the Company received options to purchase an aggregate of 1,000,000 shares of common stock which vest in various percentages based on achieving varying levels of specified revenue targets for the year ending December 31, 2017. The options have an exercise price of $1.64, and, for each milestone that is achieved, vest 50% on the release of the Company’s audited financial statements for 2017, and 50% one year thereafter. In addition, pursuant to the Bonus Plan, the six officers also have the right to receive up to an aggregate of $436,250 in cash based on achieving varying levels of specified adjusted EBITDA targets for the year ending December 31, 2017. Any cash bonus, once earned, would be paid on the release of the Company’s audited financial statements. If the minimum performance targets are not achieved, no options will vest and no cash bonus will be paid.

Employment Agreements

The Company entered into an employment agreement with Roderick de Greef, Chief Financial Officer, dated May 3, 2016 for a salary of $300,000 per year. The agreement provided that if Mr. de Greef’s employment was terminated without “Cause” (other than by reason of death or disability) or if he resigned for “Good Reason,” he was entitled to a lump sum payment equal to six months’ salary; provided that if Mr. de Greef’s employment was terminated without “Cause” upon or within 90 days following a “Change in Control,” Mr. de Greef was entitled to a lump sum payment equal to 12 months’ salary and an amount equal to the cost of 12 months’ medical insurance premiums at a monthly amount equal to the amount of COBRA coverage in effect as of the termination date, plus a tax gross-up amount with respect to such premiums.

The Company entered into an employment agreement with Karen Foster, Vice President, Operations, dated April 13, 2016 for a salary of $285,000 per year. The agreement provided that if Mrs. Foster’s employment was terminated without “Cause” (other than by reason of death or disability) or if she resigned for “Good Reason,” she was entitled to a lump sum payment equal to six months’ salary; provided that if Mrs. Foster’s employment was terminated without “Cause” upon or within 90 days following a “Change in Control,” Mrs. Foster was entitled to a lump sum payment equal to 12 months’ salary and an amount equal to the cost of 12 months’ medical insurance premiums at a monthly amount equal to the amount of COBRA coverage in effect as of the termination date, plus a tax gross-up amount with respect to such premiums.

The Company entered into an employment agreement with James Mathers, Vice President, Sales, dated June 3, 2016 for a salary of $200,000 per year and commission on biopreservation media products equal to 0.25% of net revenue. On December 20, 2016, the board approved a change in the commission structure such that if revenue equals or exceeds 90% of the quarterly plan, Mr. Mathers would realize and be paid an additional 0.50% commission from dollar one. Commission is also realized and paid at 0.25% of StorGanix net revenue and 1.00% of biologistex net subscription revenue. The agreement provided that if Mr. Mathers’ employment was terminated without “Cause” (other than by reason of death or disability) or if he resigned for “Good Reason,” he was entitled to a lump sum payment equal to six months’ salary; provided that if Mr. Mathers’ employment was terminated without “Cause” upon or within 90 days following a “Change in Control,” Mr. Mathers was entitled to a lump sum payment equal to 12 months’ salary and an amount equal to the cost of 12 months’ medical insurance premiums at a monthly amount equal to the amount of COBRA coverage in effect as of the termination date, plus a tax gross-up amount with respect to such premiums.

20

For purposes of each of these employment agreements, a “Change in Control” means (i) the consummation of a merger or consolidation of the Company with or into another entity, (ii) the dissolution, liquidation or winding up of the Company or (iii) the sale of all or substantially all of the Company’s assets. The foregoing notwithstanding, a merger or consolidation of the Company shall not constitute a “Change in Control” if immediately after such merger or consolidation a majority of the voting power of the capital stock of the continuing or surviving entity, or any direct or indirect parent corporation of such continuing or surviving entity, will be owned by the persons who were the Company’s stockholders immediately prior to such merger or consolidation in substantially the same proportions as their ownership of the voting power of the Company’s capital stock immediately prior to such merger or consolidation.

Under each employment agreement, “Cause” means the Company’s belief that any of the following has occurred: (i) any breach of the employment agreement by the executive officer; (ii) any failure to perform assigned job responsibilities that continues unremedied for a period of 10 days after written notice to the executive officer by the Company; (iii) the executive officer’s malfeasance or misconduct in connection with the executive officer’s duties under the employment agreement or any act or omission of the executive officer which is materially injurious to the financial condition or business reputation of the Company or any of its subsidiaries or affiliates, (iv) commission of a felony or misdemeanor or failure to contest prosecution for a felony or misdemeanor; (v) the Company’s reasonable belief that the executive officer engaged in a violation of any statute, rule or regulation, any of which in the judgment of the Company is harmful to the business or to Company’s reputation; (vi) the Company’s reasonable belief that the executive officer engaged in unethical practices, dishonesty or disloyalty; or (vii) any reason that would constitute “cause” under the laws the State of Washington.

Under each employment agreement, “Good Reason” for the executive officer to terminate his or her employment means the following: (i) the Company’s material breach of the terms of the employment agreement or any other written agreement between the executive officer and Company; (ii) the assignment to the executive officer of any duties that are substantially inconsistent with or materially diminish the executive officer’s position prior to execution of the employment agreement; (iii) a material reduction of the executive officer’s salary, other than as a result of a general salary reduction affecting substantially all Company employees; (iv) any failure by the Company to obtain the assumption of the employment agreement by any successor or assign of the Company; or (v) a requirement that the executive officer be based at any office or location more than 50 miles from the executive officer’s primary work location prior to the effective date of the employment agreement.

Amended and Restated 2013 Performance Incentive Plan

The Amended and Restated 2013 Performance Incentive Plan and the award agreements entered into thereunder include certain provisions that may result in a payment to, or acceleration of vesting of awards held by, a named executive officer in connection with a change in control. A change in control is defined as: (a) the acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; (b) a merger or consolidation of the Company with any other entity, whether or not the Company is the surviving entity in such transaction, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation; (c) the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (d) the approval by the stockholders of a plan or proposal for the liquidation or dissolution of the Company.

In the event of a change in control, the Administrator (as defined in the plan) has the discretion to provide in each award agreement for (i) the vesting of options to accelerate automatically upon a change in control of the Company (as defined in the plan) and (ii) the assumption of awards by the acquiring or successor entity (or parent thereof) or replacement by such entity with new options or other incentives upon a change in control of the Company. The terms of the Company’s outstanding option agreements under the plan provide for accelerated vesting upon the occurrence of the change in control transaction, provided, that the Administrator in its sole discretion may provide for the purchase or exchange of each option for an amount of cash or other property having a value equal to the difference between (x) the value of the cash or other property that you would have received pursuant to the change in control transaction in exchange for the shares issuable upon exercise of the option had the option been exercised immediately prior to the change in control transaction, and (y) the exercise price of the option. Outstanding options shall terminate and cease to be exercisable upon consummation of a change in control except to the extent that such awards are assumed by the successor entity pursuant to the terms of the change in control transaction. The Administrator shall give written notice of a proposed change in control transaction to the holder not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

21

Securities Authorized for Issuance Under Equity Compensation Plans at December 31, 2016

The following table sets forth information as of December 31, 2016 relating to all of our equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options and warrants (in thousands)	Weighted Average exercise price of outstanding options and warrants	Number of securities remaining available for future issuance (in thousands)
Equity compensation plans approved by security holders	1,842	$1.96	1,634
Equity compensation plans not approved by security holders(1)	672	$1.28	––
Total	2,514	$1.78	1,634

(1) Represents shares of common stock issuable pursuant to non-plan stock option agreements entered into prior to the adoption of our 2013 Performance Incentive Plan. Prior to the adoption of our 2013 Performance Incentive Plan, we granted certain individuals stock options pursuant to stock option agreements that were not issued under a stockholder-approved plan. Each agreement entitles the holder to purchase from us a fixed number of shares of common stock at a fixed purchase price per share for a fixed period of time, which may not exceed ten (10) years. The specific terms and conditions of each option, including when the right to exercise the option vests, the number of shares subject to the option, the exercise price per share, the method of exercise, exercisability following termination, disability and death, and adjustments upon stock splits, combinations, mergers, consolidation and like events are specified in each agreement. In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company with any other corporation in which we are not the surviving corporation or we become a wholly-owned subsidiary of another corporation, any unexercised options shall be deemed canceled unless the surviving corporation elects to assume the options or to issue substitute options in place thereof. In the event of the forgoing, the holder will have the right to exercise the option during a ten-day period immediately prior to such liquidation, merger, or consolidation.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 30, 2017, certain information regarding the beneficial ownership of common stock by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding shares thereof; (ii) each director and nominee of the Company; (iii) each named executive officer of the Company; and (iv) all of the Company’s current directors and executive officers as a group.

Name and Address of Beneficial Owner	Common Stock	Percentage of Class
Directors and Executive Officers
Thomas Girschweiler(1)	4,420,533	30.1%
Michael Rice (Officer and Director)(2)	666,275	4.9%
Aby J. Mathew (Officer) (3)	384,714	2.9%
Raymond Cohen (Director) (4)	105,825	0.8%
Roderick de Greef (Officer)(5)	87,666	0.7%
Andrew Hinson (Director)(6)	71,350	0.5%
Joseph Schick (Director) (7)	37,810	0.3%
Total shares owned by Executive Officers and Directors (10 persons) (8)	5,883,131	36.8%
5% Stockholders
Walter Villiger(9)	6,074,714	39.4%
WAVI Holding AG(10)	5,453,285	36.9%
Taurus4757 GmbH(11)	4,281,248	29.4%

22

Shares of common stock subject to options and warrants that are exercisable or will be exercisable within 60 days of March 30, 2017 are deemed outstanding for computing the number of shares beneficially owned. The percentage of the outstanding shares held by a person holding such options or warrants includes those currently exercisable or exercisable within 60 days of March 30, 2017, but such options and warrants are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, we believe that the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise indicated, the business address of each person listed is in care of 3303 Monte Villa Parkway, #310, Bothell, WA 98021.

(1)	Includes 71,429 shares of common stock issuable upon exercise of warrants held by Mr. Girschweiler, options to purchase 67,856 shares of common stock issuable upon stock options exercisable within 60 days from March 30, 2017, 2,737,054 shares of common stock held indirectly through Mr. Girschweiler’s wholly-owned entity named Taurus4757 GmbH and 1,544,194 shares of common stock issuable upon exercise of warrants held by Taurus4757 GmbH.
(2)	Includes options to purchase 545,508 shares of common stock issuable under stock options exercisable within 60 days from March 30, 2017 and 45,834 shares of common stock to be issued pursuant to a restricted stock award.
(3)	Includes options to purchase 272,469 shares of common stock issuable under stock options exercisable within 60 days from March 30, 2017 and 11,459 shares of common stock to be issued pursuant to a restricted stock award.
(4)	Includes options to purchase 67,856 shares of common stock issuable under stock options exercisable within 60 days from March 30, 2017.
(5)	Includes options to purchase 87,666 shares of common stock issuable under stock options exercisable within 60 days from March 30, 2017.
(6)	Includes options to purchase 49,999 shares of common stock issuable under stock options exercisable within 60 days from March 30, 2017.
(7)	Includes options to purchase 33,928 shares of common stock issuable under stock options exercisable within 60 days from March 30, 2017.
(8)	Includes the securities listed in footnotes 1-7, in addition to options to purchase 83,958 shares of common stock issuable under stock options exercisable within 60 days from March 30, 2017 and 11,459 shares of common stock to be issued pursuant to restricted stock awards.
(9)	Includes 3,676,074 shares of common stock held indirectly through Mr. Villiger’s wholly-owned entity named WAVI Holding AG, 621,429 shares of common stock issuable upon exercise of warrants held by Mr. Villiger and 1,777,211 shares of common stock issuable upon exercise of warrants held by WAVI Holding AG.
(10)	Includes 1,777,211 shares of common stock issuable upon exercise of warrants.
(11)	Includes 1,544,194 shares of common stock issuable upon exercise of warrants.

Changes in Control

The Company knows of no arrangements resulting in a change in control of the Company. No officer, director, promoter, or affiliate of the Company has, or proposes to have, any direct or indirect material interest in any asset proposed to be acquired by the Company through security holdings, contracts, options, or otherwise.

23

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2015, there has not been, nor has there been proposed, any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than as described above under the headings “Executive Compensation” and “Board of Directors—Director Compensation” and other than the transactions described below.  Each of the transactions described below was reviewed and approved or ratified by the Audit Committee of the Board. It is anticipated that any future transactions between us and our officers, directors, principal stockholders and affiliates will be on terms no less favorable to us than could be obtained from unaffiliated third parties. In accordance with our Audit Committee’s charter, all such transactions will be reviewed and approved by our Audit Committee and a majority of the independent and disinterested members of the Board.

Credit Facility Agreement

On May 12, 2016, we entered into a $4 million unsecured credit facility (the “Original Note”) with our largest shareholder, WAVI Holdings, AG (“WAVI”). Under the related commitment letter, WAVI has agreed to make a series of four $1 million advances on June 1, 2016, September 1, 2016, December 1, 2016 and March 1, 2017. The Original Note is unsecured, carries an annual interest rate of 10%, and matures on June 1, 2017. In addition, we have agreed not to permit any liens on our assets, subject to certain exceptions. As partial compensation for WAVI entering into the commitment letter, we issued WAVI a detachable common stock purchase warrant exercisable to purchase up to 550,000 shares of common stock at an exercise price of $1.75 per share. The warrant expires on May 12, 2021.

On January 9, 2017, the Company issued an amended and restated promissory note (the “Note”) to WAVI. The Note, which amends and restates the Original Note, extends the maturity date of the Note from June 1, 2017 to June 1, 2022 and includes a long-term repayment schedule as follows: beginning September 1, 2017 to June 1, 2018, the Company will make four quarterly cash interest only payments of $106,250 and from September 1, 2018 through June 1, 2022, the Company will make quarterly cash principal payments of $265,625, in addition to ongoing interest payments. All other terms of the Original Note, including the $4 million principal amount of the Note and the 10% per annum interest rate on the Original Note, remain the same.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, certain officers and holders of 10% or more of any class of our stock to report to the SEC, by a specified date, initial reports of ownership and reports of changes in ownership of our stock and other equity securities. Based solely on a review of the copies of these reports furnished to the Company and written representation from the reporting persons, the Company believes that during the 2016 fiscal year there were no late Section 16(a) filings.

24

PRINCIPAL ACCOUNTANTS

Principal Accountant Fees and Services

Audit and Audit-Related Fees

Fees for audit and audit-related services by Peterson Sullivan, our independent registered public accounting firm, for the years ended December 31, 2016 and 2015 were as follows:

	2016	2015

Audit fees(1)	$98,500	$76,000
Audit related fees(2)	3,795	1,200
Tax fees(3)	––	––
All other fees(4)	––	––

Total	$91,787	$74,129

(1)	Audit fees consist of professional services rendered by Peterson Sullivan for the audit of our annual financial statements and review of financial statements included in our Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagement for those fiscal years.
(2)	Audit-related fees consist of assurance and related services reasonably related to the performance of the audit or review of our financial statements that are not reported under the heading Audit fees above. In the years ended December 31, 2016 and 2015, we incurred Audit-related fees in connection with our registration statements and related comfort letter procedures.
(3)	There were no fees paid to Peterson Sullivan that would be considered “Tax fees” in 2016 or 2015. Fees to be disclosed under this category would be for professional services rendered by Peterson Sullivan for tax compliance, tax advice, and tax planning.
(4)	There were no fees paid to Peterson Sullivan that would be considered “All Other fees” in 2016 or 2015. Fees to be disclosed under this category would be for products and services other than those described under the headings Audit fees, Audit-related fees and Tax fees above.

Audit Committee Pre-Approval Policies and Procedures

It is the policy of our Audit Committee to pre-approve all audit and permissible non-audit services to be performed by Peterson Sullivan, our independent registered public accounting firm. All audit fees provided by Peterson Sullivan during 2016 and 2015 were pre-approved by the Audit Committee.

Attendance at Annual Meeting

Representatives from Peterson Sullivan are expected to be online at the Annual Meeting, and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors their independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and considered the compatibility of non-audit services with the auditors’ independence. In addition, the Audit Committee discussed the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, as amended. The Audit Committee also has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the accountant’s independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2016.

Respectfully submitted,

AUDIT COMMITTEE

Joseph Schick, Chairman
Raymond Cohen
Andy Hinson

25

PROPOSALS

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Overview

Our Bylaws provide that the size of our Board is to be determined from time to time by resolution of the Board but shall consist of at least three members. Our Board presently consists of five members. Each of our current directors has been nominated for reelection.

Nominees

Upon the recommendation of our Nominating and Governance Committee, and after due consideration of the qualifications of each of the nominees as described above, the Board has nominated the following individuals to serve until his successor is duly elected and qualified, unless he resigns, is removed or otherwise is disqualified from serving as a director of the Company:

Michael Rice

Raymond Cohen

Thomas Girschweiler

Andrew Hinson

Joseph Schick

We have been advised by each of the director nominees that he is willing to be named as a nominee and each is willing to begin or continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board.

Vote Required

A plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees. The five nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be the elected as our directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Recommendation

The Board recommends that stockholders vote FOR the election of each of the above-listed nominees.

Unless marked otherwise, proxies received will be voted FOR the election of each of these director nominees.

PROPOSAL NO. 2 – APPROVAL OF THE SECOND AMENDED & RESTATED 2013 PERFORMANCE INCENTIVE PLAN

Overview

Our Board has approved the amendment and restatement of our amended and restated 2013 Performance Incentive Plan (as amended, the “Plan”), which is our primary plan for providing equity incentive compensation to our eligible employees, directors and consultants. We are amending the Plan solely to increase the number of our shares of common stock available for issuance under the Plan from 3,100,000 to 4,100,000.

Our Board believes that the number of shares of Common Stock subject to the Plan remaining available is insufficient to achieve the purpose of the Plan. Therefore, our Board believes the amendment to the Plan is necessary to allow flexibility in granting awards to attract and retain key personnel and to provide a means for directors, officers, employees, consultants and advisors to acquire and maintain an interest in us, which interest may be measured by reference to the value of our common stock.

26

As of March 30, 2017, and excluding the requested share increase and options granted to our executive officers and directors that are subject to stockholder approval of this Proposal No. 2, as described under “New Plan Benefits” below, no shares of common stock remain available for future grants of awards under the Plan, calculated as follows:

Shares authorized for issuance under the Plan as of June 20, 2013 (the “Original Approval Date”), plus	3,100,000
Shares that became available pursuant to termination or expiration between the Original Approval Date and March 30, 2017 of options granted under any of our other equity compensation plans and outstanding on the Original Approval Date, minus	578,827
Shares subject to awards granted under the Plan between June 20, 2013 and March 30, 2017	(3,678,824)
Shares remaining available for future grant under the Plan as of March 30, 2017	3

If stockholders approve the proposed second amended and restated Plan, the total number of shares available for grants under the Plan would be 4,100,000 shares of common stock. After accounting for the options granted to our executive officers and directors that are subject to stockholder approval of this Proposal No. 2, if stockholders approve the second amended and restated Plan, approximately 1,000,000 shares of common stock will be available for new grants under the Plan.

Description of the Second Amended & Restated 2013 Performance Incentive Plan

The following is a summary of the principal features of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan, which is attached as Appendix A to this proxy statement.

Purposes of the Plan. The purposes of the Plan are to enhance the ability of the Company and any parent or subsidiary corporation of the Company whether now existing or hereafter created or acquired (an “Affiliated Company”) to attract and retain the services of officers, qualified employees, directors and outside consultants and service providers to the Company, upon whose judgment, initiative and efforts the successful conduct and development of the Company’s businesses largely depends, and to provide additional incentives to such persons to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company that coincides with the financial interests of the Company’s stockholders.

Shares Reserved for Issuance. If the stockholders approve the second amended and restated Plan, we will be authorized to issue up to an aggregate of 4,100,000 shares of common stock pursuant to options or restricted share awards granted under the Plan, plus any shares of common stock that have or do become available pursuant to termination or expiration of options granted under any of our other equity compensation plans and outstanding on the Original Approval Date; provided that not more than 4,100,000 shares of common stock may be issued pursuant to options that are designated “incentive stock options.” As of March 30, 2017, under the Plan as currently approved, we are not authorized to issue any common shares pursuant to options or restricted share awards granted under the Plan.

In the event that all or any portion of any shares issued upon exercise of an option granted or offered under the Plan can no longer under any circumstances be exercised or purchased due to the forfeiture or cancellation of all or any portion of such option, the shares of common stock allocable to the unexercised portion of such option, will become available for grant or issuance under the Plan.

In the event that restricted shares offered under the Plan are reacquired by the Company, for any reason, the shares so reacquired will become available for grant or issuance under the Plan.

In the event that all or any portion of any shares issued upon exercise of an option granted or offered under the Plan are reacquired by the Company for any reason other than the cancellation or forfeiture of all or any portion of such option, the shares of common stock allocable to the reacquired portion of such option, will not become available for grant or issuance under the Plan.

27

Additionally, the number of shares available for issuance under the Plan will be subject to adjustment in the event of a recapitalization, stock split, combination of shares, reclassification, stock dividend, or other similar change in the capital structure of the Company.

Administration. The Plan is to be administered by an “Administrator,” which, under the Plan, shall be either the Board of Directors or a committee appointed by the Board of Directors, or the Chief Executive Officer of the Company in the circumstances described below. Subject to the provisions of the Plan, the Administrator has full authority to implement, administer and make all determinations necessary under the Plan.

The Board of Directors or a committee appointed by the Board of Directors may delegate to the Chief Executive Officer of the Company the authority to (i) designate new employees of the Company or an Affiliated Company who are not officers of the Company to be the recipient of options or restricted share awards, and (ii) determine the number of shares of common stock to be subject to such options or restricted share awards; provided, however, that the resolutions of Board of Directors regarding such delegation of authority or an employee compensation program approved by the Board of Directors or committee appointed by the Board of Directors shall specify the maximum number of shares of common stock that may be subject to any option or restricted share award granted by the Chief Executive Officer depending upon the employee group of such new employee. The Chief Executive Officer, however, may not grant options to himself, or any other officer of the Company.

Subject to applicable law, the Board of Directors may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board of Directors may deem advisable; provided, however, that no such alteration, amendment, suspension or termination shall be made that would substantially affect or impair the rights of any person under any outstanding option or restricted share award without his or her consent. Unless previously terminated by the Board of Directors, the Plan will terminate on April 25, 2023.

Eligibility. The Plan provides that awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or an Affiliated Company, as may be determined by the Administrator. In no event may any officer or employee be granted options under the Plan for more than 400,000 shares of our common stock in any one calendar year. However, in connection with his or her initial service to the Company, an officer or employee may be eligible to be granted options for up to 400,000 shares of our common stock during the calendar year which includes such individual’s initial service to the Company.

The actual number of individuals who will receive awards under the Plan cannot be determined in advance because the Administrator has discretion to select the participants. Nevertheless, as of March 24, 2015, 10 officers and directors of the Company and approximately 33 other employees of the Company would be eligible to participate in the Plan.

Terms of Options. As discussed above, the Administrator determines many of the terms and conditions of awards granted under the Plan, including whether an option will be an “incentive stock option” (ISO) or a “non-qualified stock option” (NQSO). Each option is evidenced by an agreement in such form as the Administrator approves and is subject to the following conditions (as described in further detail in the Plan):

•	Vesting and Exercisability: Options become vested and exercisable within such periods and subject to such conditions as determined by the Administrator and as set forth in the related stock option agreement, provided that options must expire no later than ten years from the date of grant (five years with respect to an ISO granted to an optionee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliated Company (a “10% Stockholder”)).

•	Exercise Price: The exercise price of options shall not be less than the fair market value of a share of common stock at the time the option is granted. The exercise price of any ISO granted to a 10% Stockholder shall not be less than 110% of the fair market value of a share of common stock at the time of grant, subject to limited exception. The Administrator may not reprice any outstanding options, either through an adjustment to the exercise price or through the cancellation of an option and regrant of a new option. Further, at any time when the exercise price of an option is above the fair market value of a share of common stock, the Administrator may not cancel that option in exchange for a cash payment without the approval of the Company’s stockholders.

28

•	Method of Exercise: Payment of the exercise price may be made, in the discretion of the Administrator and subject to any legal restrictions, in cash, by check, by delivery of shares of our common stock, by waiver of compensation due or accrued to the optionee for services rendered, or any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by the Administrator and applicable law.

•	Termination of Service: Options cease vesting on the date of termination of service or the death or disability of the optionee, unless specified as otherwise in individual employment agreements. Options granted under the Plan generally expire three months after the termination of the optionee’s service, except in the case of death or disability, in which case the awards generally may be exercised up to 12 months following the date of death or termination of service due to disability. However, if the optionee is terminated for cause (e.g., for committing an alleged criminal act or intentional tort against the Company), the Administrator may cause the optionee’s options to expire upon termination. In addition, if a blackout applies to the optionee on the last trading day during the three-month post-termination exercise period, the option will generally be exercisable until the tenth day following the expiration of the blackout.

•	Cancellation and Rescission: Any unexpired, unpaid or deferred options may be cancelled, rescinded, suspended, withheld or otherwise limited or restricted by the Administrator at any time, unless otherwise specified in the related stock option agreement, if the optionee is not in compliance with all applicable provisions of the related stock option agreement and the Plan, or if the optionee engages in any: (i) unauthorized disclosure to anyone outside the Company, or unauthorized use in other than the Company’s business, of any confidential information or material relating to the Company’s business, acquired by the optionee either during or after employment with the Company; (ii) failure or refusal to promptly disclose and assign to the Company all right, title and interest in any invention or idea made or conceived by the optionee during employment with the Company that relates in any manner to the actual or anticipated business, research or development work of the Company; or (iii) activity that results in termination of the optionee’s employment for cause.

•	Change in Control: The Administrator has the discretion to provide in each award agreement for (i) the vesting of options to accelerate automatically upon a change in control of the Company (as defined in the Plan) and (ii) the assumption of awards by the acquiring or successor entity (or parent thereof) or replacement by such entity with new options or other incentives upon a change in control of the Company (as defined in the Plan). In the past, the Company has granted, and in the future the Company intends to grant, award agreements which provide for such acceleration of vesting and/or assumption of awards. In addition, the Administrator may at its discretion provide for other vesting arrangements in option agreements.

•	Additional Restrictions. No ISOs may be granted to an optionee under the Plan if the aggregate fair market value (determined at the time of grant) of the common stock, with respect to which ISOs first become exercisable by such optionee in any calendar year under any equity compensation plan of the Company or an Affiliated Company, exceeds $100,000. Options are nontransferable, other than by will or the laws of descent and distribution or in any manner permitted by the Administrator that is not prohibited by applicable law; provided, however, that no option shall be assignable or transferable in exchange for consideration.

Terms of Restricted Stock Awards. Each restricted share award is evidenced by a restricted stock purchase agreement in such form as the Administrator approves and is subject to the following conditions (as described in further detail in the Plan):

•	Vesting. Shares subject to a restricted share award may become vested over time or upon completion of performance goals set out in advance.

29

•	Purchase Price. Each restricted stock purchase agreement states the purchase price, which may not be less than the minimum lawful amount under applicable state law. Payment of the purchase price, if any, may be made, in the discretion of the Administrator and subject to any legal restrictions, in cash, by check, by delivery of shares of our common stock, by waiver of compensation due or accrued to the participant for services rendered, or any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by the Administrator and applicable corporate law. Without limiting the generality of the foregoing, the Administrator may determine to issue restricted shares as consideration for continued employment or the achievement of specified performance goals or objectives.

•	Termination of Service. Restricted share awards shall vest in accordance with the terms of a stock purchase agreement, which shall specify the date or dates, the performance goal(s) or objectives that must be achieved, and any other conditions on which the restricted share awards shall vest. Such agreement may provide, in the discretion of the Administrator, that we shall have the right, exercisable at the discretion of the Administrator, to repurchase, at the original purchase price, any restricted shares that have not vested as of the date of termination of the recipient’s employment, service as a director or service provider status.

•	Change of Control. In the event of a change in control of the Company (as defined in the Plan), restricted share awards will generally be treated in the same manner as options under the Plan, as described under “Terms of Options”, “Change in Control” above.

•	Additional Restrictions. Restricted shares are nontransferable except as specifically provided in the restricted stock purchase agreement and in certain limited circumstances provided in the Plan.

Summary of Federal Income Tax Consequences of the Plan

The following is a brief summary of certain federal income tax consequences of participation in the Plan. The summary should not be relied upon as being a complete statement of all possible federal income tax consequences. Federal tax laws are complex and subject to change. Participation in the Plan may also have consequences under state and local tax laws which vary from the federal tax consequences described below. For such reasons, we recommend that each participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her.

Incentive Stock Options. No taxable income will be recognized by an optionee under the Plan upon either the grant or the exercise of an ISO. Instead, a taxable event will occur upon the sale or other disposition of the shares acquired upon exercise of an ISO, and the tax treatment of the gain or loss realized will depend upon how long the shares were held before their sale or disposition. If a sale or other disposition of the shares received upon the exercise of an ISO occurs more than (i) one year after the date of exercise of the option and (ii) two years after the date of grant of the option, the holder will recognize long-term capital gain or loss at the time of sale equal to the full amount of the difference between the proceeds realized and the exercise price paid. However, a sale, exchange, gift or other transfer of legal title of such stock (other than certain transfers upon the optionee’s death) before the expiration of either of the one-year or two-year periods described above will constitute a “disqualifying disposition.” A disqualifying disposition involving a sale or exchange will result in ordinary income to the optionee in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. If the amount realized in a disqualifying disposition exceeds the fair market value of the stock on the date of exercise, the gain realized in excess of the amount taxed as ordinary income as indicated above will be taxed as capital gain. A disqualifying disposition as a result of a gift will result in ordinary income to the optionee in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. Any loss realized upon a disqualifying disposition will be treated as a capital loss. Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period (which currently is more than one year for long-term capital gains). We will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee as a result of a disposition of the shares received upon exercise of an ISO.

30

The exercise of an ISO may result in an “adjustment” for purposes of the “alternative minimum tax.” Alternative minimum tax is imposed on an individual’s income only if the amount of the alternative minimum tax exceeds the individual’s regular tax for the year. For purposes of computing alternative minimum tax, the excess of the fair market value on the date of exercise of the shares received on exercise of an ISO over the exercise price paid is included in alternative minimum taxable income in the year the option is exercised. An optionee who is subject to alternative minimum tax in the year of exercise of an ISO may claim as a credit against the optionee’s regular tax liability in future years the amount of alternative minimum tax paid which is attributable to the exercise of the ISO. This credit is available in the first year following the year of exercise in which the optionee has regular tax liability.

Non-qualified Stock Options. No taxable income is recognized by an optionee upon the grant of a NQSO. Upon exercise, however, the optionee will recognize ordinary income in the amount by which the fair market value of the shares purchased, on the date of exercise, exceeds the exercise price paid for such shares. The income recognized by the optionee who is an employee will be subject to income tax withholding by the Company out of the optionee’s current compensation. If such compensation is insufficient to pay the taxes due, the optionee will be required to make a direct payment to us for the balance of the tax withholding obligation. We will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee, provided that certain reporting requirements are satisfied. If the exercise price of a NQSO is paid by the optionee in cash, the tax basis of the shares acquired will be equal to the cash paid plus the amount of income recognized by the optionee as a result of such exercise. If the exercise price is paid by delivering shares of our common stock already owned by the optionee or by a combination of cash and already-owned shares, there will be no current taxable gain or loss recognized by the optionee on the already-owned shares exchanged (however, the optionee will nevertheless recognize ordinary income to the extent that the fair market value of the shares purchased on the date of exercise exceeds the price paid, as described above). The new shares received by the optionee, up to the number of the old shares exchanged, will have the same tax basis and holding period as the optionee’s basis and holding period in the old shares. The balance of the new shares received will have a tax basis equal to any cash paid by the optionee plus the amount of income recognized by the optionee as a result of such exercise, and will have a holding period commencing with the date of exercise. Upon the sale or disposition of shares acquired pursuant to the exercise of a NQSO, the difference between the proceeds realized and the optionee’s basis in the shares will be a capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held for more than the applicable statutory holding period (which is currently more than one year for long-term capital gains).

Restricted Shares. If no Section 83(b) election is made and repurchase rights are retained by the Company, a taxable event will occur on each date the participant’s ownership rights vest (e.g., when our repurchase rights expire) as to the number of shares that vest on that date, and the holding period for capital gain purposes will not commence until the date the shares vest. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. Any income recognized by a participant who is an employee will be subject to income tax withholding by us out of the participant’s current compensation. If such compensation is insufficient to cover the amount to be withheld, the participant will be required to make a direct payment to us for the balance of the tax withholding obligation. We are entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. The participant’s basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized.

If a Section 83(b) election is made within 30 days after the date of transfer, or if no repurchase rights are retained by us, then the participant will recognize ordinary income on the date of purchase in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares.

Tax Withholding. Under the Plan, we have the power to withhold, or require a participant to remit to us, an amount sufficient to satisfy federal, state, local or foreign withholding tax requirements with respect to any options exercised or restricted shares granted under the Plan. To the extent permissible under applicable tax, securities, and other laws, the Administrator may, in its sole discretion, permit a participant to satisfy an obligation to pay any tax to any governmental entity in respect of any option or restricted shares up to an amount determined on the basis of the lowest marginal tax rate applicable to such participant, in whole or in part, by (i) directing us to apply shares of common stock to which the participant is entitled as a result of the exercise of an option or as a result of the lapse of restrictions on restricted shares, or (ii) delivering to us shares of common stock owned by the participant.

31

Vote Required

Approval of the Second Amended and Restated 2013 Performance Incentive Plan will require the affirmative vote of a majority of the votes properly cast upon the proposal at the Annual Meeting.

Interests of Directors and Officers

Our directors may grant awards under the Plan to themselves as well as our officers, in addition to granting awards to our other employees.

Recommendation

The Board recommends that stockholders vote FOR the approval of the Second Amended and Restated 2013 Performance Incentive Plan.

Unless marked otherwise, proxies received will be voted FOR the approval of the Second Amended and Restated 2013 Performance Incentive Plan.

32

PROPOSAL NO. 3 – RATIFICATION OF APPOINTMENT OF PETERSON SULLIVAN LLP

Overview

The Audit Committee has engaged the independent registered public accounting firm of Peterson Sullivan LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2017. Peterson Sullivan LLP audited our financial statements for the years ended December 31, 2016 and December 31, 2015. Please refer to “Principal Accountants” section of this proxy statement above for information about fees and services paid to Peterson Sullivan LLP in 2016 and 2015, and our Audit Committee’s pre-approval policies. Stockholder ratification of such selection is not required by our Bylaws or other applicable laws. However, our Board is submitting the selection of Peterson Sullivan LLP to stockholders for ratification as a matter of good corporate practice. In the event that stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders’ best interests.

Representatives of Peterson Sullivan LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Vote Sought

The proposal to ratify the appointment of Peterson Sullivan LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2017 will be approved if approved by a majority of the votes properly cast on this proposal.

Recommendation

The Board recommends that stockholders vote “FOR” the proposal to ratify the appointment of Peterson Sullivan LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2017.

Unless marked otherwise, proxies received will be voted FOR Proposal No. 3.

OTHER BUSINESS

We know of no other matters to be submitted to the stockholders at the Annual Meeting.  If any other matters properly come before the stockholders at the Annual Meeting, the persons named on the enclosed proxy card intend to vote the shares they represent as the Board may recommend.

ANNUAL REPORT ON FORM 10-K

On March 15, 2017, we filed our annual report on Form 10-K for the year ended December 31, 2016.  We have sent to our stockholders the Notice of Internet Availability of Proxy Materials containing instructions on how to access via the Internet our 2017 proxy statement and annual report on Form 10-K for the year ended December 31, 2016.  Stockholders who received a paper copy of our 2017 proxy statement were also sent a copy of our annual report on Form 10-K for the year ended December 31, 2016.  Stockholders who wish to obtain additional copies of our annual report on Form 10-K may do so without charge by contacting us through one of the following methods:

Email:	proxy@biolifesolutions.com
Telephone:	(425) 402-1400
Facsimile:	(425) 402-1433
Mail:	Corporate Secretary, BioLife Solutions, Inc.
3303 Monte Villa Parkway, Suite 310
Bothell, Washington 98021

33

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the proxy statement for our 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than December 15, 2017, which is 120 calendar days prior to the anniversary date of the mailing of this proxy statement. Stockholders are advised to review the discussion above under the heading “Board of Directors – Nominating and Governance Committee” for additional information on the process to nominate directors to the Board, which discussion is incorporated by reference.

The proxies to be solicited by us through our Board for our 2018 Annual Meeting will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at that meeting, unless we receive notice of such stockholder’s proposal not later than February 28, 2018, which is 45 calendar days prior to the anniversary date of the mailing of this proxy statement.

Nominations of persons for election to our Board may be made by or at the direction of the Board or by any stockholder entitled to vote for the election of directors at the meeting that complies with Section 3.3 of our Bylaws.  Pursuant to Section 3.3 of our Bylaws, a stockholder wishing to nominate a candidate for election to the Board at the 2018 Annual Meeting is required to give written notice addressed to our Corporate Secretary of his or her intention to make such a nomination. The notice of nomination must be received by the Corporate Secretary not less than 45 days nor earlier than 90 days prior to the date of the 2018 Annual Meeting in order to be considered for nomination; provided, however, that in the event that less than 55 days’ notice or prior public disclosure of the date of the 2018 Annual Meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of 2018 Annual Meeting is mailed or such public disclosure is made.  The notice of nomination must include the nominee’s name, age, business address, residence address, principal occupation or employment, and any other information required by Section 3.3 of our Bylaws or by applicable laws or regulations.

Stockholder proposals and director nominations must be in writing and should be addressed to c/o BioLife Solutions, Inc., Attention: Corporate Secretary, 3303 Monte Villa Parkway, Suite 310, Bothell, Washington 98021. It is recommended that stockholders submitting proposals or nominations direct them to our Corporate Secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before this year’s Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Rice
Michael Rice
President and Chief Executive Officer

April 14, 2017
Bothell, Washington

34

APPENDIX A

SECOND AMENDED & RESTATED 2013 PERFORMANCE INCENTIVE PLAN

BIOLIFE SOLUTIONS, INC.

SECOND AMENDED & RESTATED 2013 PERFORMANCE INCENTIVE PLAN

The 2013 PERFORMANCE INCENTIVE PLAN (as amended from time to time, the “Plan”), established by BioLife Solutions, Inc., a Delaware corporation (the “Company”), was originally adopted by the Company’s Board of Directors on April 25, 2013 (the “Original Effective Date”) and approved by the Company’s stockholders on June 20, 2013 (the “Original Approved Date”), was amended and restated by the Company’s Board of Directors on February 19, 2015 and approved by the Company’s stockholders on May 4, 2015, and was again amended and restated by the Company’s Board of Directors on April 5, 2017 (the “Effective Date”) as set forth herein, subject to the approval of the Company’s stockholders.  Such stockholder approval was obtained on May 25, 2017.

ARTICLE 1

PURPOSES OF THE PLAN

1.1 Purposes.  The purposes of the Plan are (a) to enhance the ability of the Company and its Affiliated Companies to attract and retain the services of officers, qualified employees, directors and outside consultants and service providers to the Company, upon whose judgment, initiative and efforts the successful conduct and development of the Company’s businesses largely depends, and (b) to provide additional incentives to such persons to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company that coincides with the financial interests of the Company’s stockholders.

ARTICLE 2

DEFINITIONS

For purposes of this Plan, in addition to other capitalized terms defined herein, the following terms shall have the meanings indicated:

2.1 Administrator.  “Administrator” means the Board, subject to the Board’s authority to delegate responsibility for any matter to the Committee or to the Chief Executive Officer of the Company as set forth in Section7.1 of the Plan.

2.2 Affiliated Company.  “Affiliated Company” means any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

2.3 Award.  “Award” means an Option or Restricted Share issued to a Participant under the Plan.

2.4 Award Agreement.  “Award Agreement” means an Option Agreement or Stock Purchase Agreement issued to a Participant pursuant to the Plan.

2.5 Board.  “Board” means the Board of Directors of the Company.

2.6 Cause.  “Cause” means, with respect to the termination of a Participant’s employment, termination of such employment by the Company for any of the following reasons:

(a) The continued refusal or omission by the Participant to perform any material duties required of him by the Company if such duties are consistent with duties customary for the position held with the Company;

(b) Any material act or omission by the Participant involving malfeasance or gross negligence in the performance of Participant’s duties to, or material deviation from any of the policies or directives of, the Company;

(c) Conduct on the part of Participant which constitutes the breach of any statutory or common law duty of loyalty to the Company; or

(d) Any illegal act by Participant which materially and adversely affects the business of the Company or any felony committed by Participant, as evidenced by conviction thereof, provided that the Company may suspend Participant with pay while any allegation of such illegal or felonious act is investigated.

2.7 Change in Control.  “Change in Control” shall mean the occurrence of any of the following events:

(a) The acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company;

(b) A merger or consolidation of the Company with any other entity, whether or not the Company is the surviving entity in such transaction, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

(c) The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

(d) The approval by the stockholders of a plan or proposal for the liquidation or dissolution of the Company.

2.8 Code.  “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.9 Committee.  “Committee” means a committee of two or more members of the Board appointed to administer the Plan, as set forth in Section 7.1 hereof.

2.10 Common Stock.  “Common Stock” means the Common Stock of the Company, $0.001 par value, subject to adjustment pursuant to Section 4.2 hereof.

2.11 Consultant.  “Consultant” means any consultant or advisor if: (i) the consultant or advisor renders bona fide services to the Company or any Affiliated Company; (ii) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or advisor is a natural person who has contracted directly with the Company or any Affiliated Company to render such services.

2.12 Disability.  “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code.  The Administrator’s determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

2.13 DRO.  “DRO” means a domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.

2.14 Employee.  “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or any Affiliated Company.

2.15 Effective Date.  “Effective Date” means the date on which the Plan is adopted by the Board, as set forth on the first page hereof.

2.16 Exchange Act.  “Exchange Act” means the Securities and Exchange Act of 1934, as amended.

2.17 Exercise Price.  “Exercise Price” means the purchase price per share of Common Stock payable upon exercise of an Option.

2.18 Fair Market Value.  “Fair Market Value” on any given date means the value of one share of Common Stock, determined as follows:

(a) If the Common Stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is reported on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such Nasdaq market system or such exchange on the next preceding day for which a closing sale price is reported.

(b) If the Common Stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

(c) If neither clause (a) nor (b) of this Section 2.18 is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties.

2.19 FINRA Dealer.  “FINRA Dealer” means a broker-dealer that is a member of the Financial Industry Regulatory Authority, Inc.

2.20 Incentive Option.  “Incentive Option” means any Option so designated by the Administrator and intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.

2.21 Incentive Option Agreement.  “Incentive Option Agreement” means an Option Agreement with respect to an Incentive Option.

2.22 Nonqualified Option.  “Nonqualified Option” means any Option that is not an Incentive Option.  To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Stockholder or because it exceeds the annual limit provided for in Section 5.6 below, it shall to that extent constitute a Nonqualified Option.

2.23 Nonqualified Option Agreement.  “Nonqualified Option Agreement” means an Option Agreement with respect to a Nonqualified Option.

2.24 Option.  “Option” means any option to purchase Common Stock granted pursuant to the Plan.

2.25 Option Agreement.  “Option Agreement” means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Plan.

2.26 Optionee.  “Optionee” means a Participant who holds an Option.

2.27 Participant.  “Participant” means an individual or entity that holds an Award under the Plan.

2.28 Plan. “Plan” means this Second Amended and Restated 2013 Performance Incentive Plan.

2.29 Purchase Price.  “Purchase Price” means the purchase price per Restricted Share.

2.30 Restricted Shares.  “Restricted Shares” means shares of Common Stock issued pursuant to Article 6 hereof, subject to any restrictions and conditions as are established pursuant to such Article 6.

2.31 Rule 16b-3 Covered Person.  “Rule 16b-3 Covered Person” means any key Employee or member of the Board designated by the Administrator with respect to which any transaction involving Common Stock may be eligible for the exemption from Section 16(b) of the Exchange Act set forth in Rule 16b-3.

2.32 Section 162(m) Covered Employee.  “Section 162(m) Covered Employee” means (i) an employee of the Company if, as of the close of the taxable year, such employee is the Principal Executive Officer of the Company (or an individual acting in such a capacity) and the three (3) officers of the Company (other than the Principal Financial Officer and the Principal Executive Officer) for whom total compensation is required to be reported to stockholders under the Exchange Act by reason of such individuals being among the three (3) highest compensated officers for the relevant taxable year and (ii) any other key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

2.33 Service Provider.  “Service Provider” means a Consultant, Employee, member of the Board or other natural person the Administrator authorizes to become a Participant in the Plan and who provides services to (i) the Company, (ii) an Affiliated Company, or (iii) any other business venture designated by the Administrator in which the Company (or any entity that is a successor to the Company) or an Affiliated Company has a significant ownership interest.

2.34 Stock Purchase Agreement.  “Stock Purchase Agreement” means the written agreement entered into between the Company and a Participant with respect to the purchase of Restricted Shares under the Plan.

2.35 10% Stockholder.  “10% Stockholder” means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

ARTICLE 3

ELIGIBILITY

3.1 Incentive Options.  Only Employees of the Company or of an Affiliated Company (including officers of the Company and members of the Board if they are Employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

3.2 Nonqualified Options and Restricted Shares.  Employees of the Company or of an Affiliated Company, officers of the Company and members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options or acquire Restricted Shares.

3.3 Section 162(m) Limitation for Options.  The aggregate number of shares of Common Stock with respect to which Options may be granted to any Employee shall not exceed 400,000 shares of Common Stock during any calendar year. Notwithstanding the foregoing, in connection with his or her initial service to the Company, the aggregate number of shares of Common Stock with respect to which Options may be granted to any Employee shall not exceed 400,000 shares of Common Stock during the calendar year which includes such individual’s initial service to the Company.  Any shares subject to an Option granted during a calendar year to an Employee that can no longer under any circumstances be exercised or purchased for any reason under the Plan shall continue to count against the applicable limitations set forth above for such Employee during such calendar year.

ARTICLE 4

GRANTING OF AWARDS

4.1 Shares Subject to the Plan.  The shares of stock available as a basis for Awards shall be Common Stock. Such shares may be issued from either previously authorized but unissued shares or treasury shares, subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof. Subject to the foregoing, a total of 4,100,000 shares of Common Stock may be issued under the Plan.  Notwithstanding the limitation described in the preceding sentence, if an option granted pursuant to an equity compensation plan of the Company other than the Plan is outstanding as of the Original Approved Date and such option subsequently terminates or expires in accordance with its terms, the shares of Common Stock underlying such option which remain unexercised and unissued at the time of such termination or expiration, shall become available for grant or issuance under the Plan, subject to adjustment pursuant to Section 4.2 hereof, provided, however, that in no event will there be available greater than 4,100,000 shares of Common Stock for purposes of the issuance of Incentive Options under the Plan, subject to adjustment pursuant to Section 4.2 hereof.

(a) Cancelled or Forfeited Awards other than Restricted Shares.  For purposes of the limitation set forth in this Section 4.1, if all or any portion of any Award, other than Restricted Shares, granted or offered under the Plan can no longer under any circumstances be exercised or purchased due to the forfeiture or cancellation of all or any portion of such Award, then the shares of Common Stock allocable to such unexercised or forfeited portions of such Award shall not count against such limitation and shall again become available for grant or issuance under the Plan.

(b) Non-Replenishment of Reacquired Shares; Awards other than Restricted Shares for Reasons other than Cancellation or Forfeiture of Award.  For purposes of the limitation set forth in this Section 4.1, any shares of Common Stock subject to an Award, other than Restricted Shares, and which are reacquired by the Company for any reason other than the cancellation or forfeiture of such Award as described in Section 4.1(a) shall count against such limitation. The Company shall hold all such shares of Common Stock that it reacquires as treasury shares, which shall not again become available for grant or issuance under the Plan.

(c) Replenishment of Reacquired Shares; Awards of Restricted Shares.  For purposes of the limitation set forth in this Section 4.1, any shares of Common Stock that were initially the subject of a Stock Purchase Agreement, and which are reacquired by the Company for any reason, shall not count against such limitation and shall again become available for grant or issuance under the Plan.

4.2 Changes in Capital Structure.  In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, reverse stock split, combination of shares, reclassification, stock dividend, or other similar change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the aggregate number and kind of shares issuable thereafter under this Plan, the number and kind of shares and the price per share subject to outstanding Award Agreements and the limit on the number of shares under Sections 3.3 and 3.4 above, all in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.  All references to shares of Common Stock herein give effect to the Company’s reverse stock split by the ratio of 1 for 14, effective January 29, 2014.

4.3 Award Agreement.  Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Incentive Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.4 Rule 16b-3 Covered Persons.  Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to a Rule 16b-3 Covered Person shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule(s).

ARTICLE 5

OPTIONS

5.1 Option Agreement.  Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement that shall specify the number of shares subject thereto, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option.  As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted.  Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable, including, without limitation, the imposition of any rights of first refusal and resale obligations upon any shares of Common Stock acquired pursuant to an Option Agreement.  Each Option Agreement may be different from each other Option Agreement.

5.2 Exercise Price.  The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following: (a) the Exercise Price of an Option shall not be less than 100% of Fair Market Value on the date the Option is granted and (b) if the person to whom an Incentive Option is granted is a 10% Stockholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Option is granted. However, an Incentive Option may be granted with an Exercise Price lower than that set forth in clause (b) of the preceding sentence if such Incentive Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424 of the Code.

5.3 Payment of Exercise Price.  Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock acquired pursuant to the exercise of an Option (provided that shares acquired pursuant to the exercise of Options must have been held by the Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes), which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the waiver of compensation due or accrued to the Optionee for services rendered; (e) a “same day sale” commitment from the Optionee and a FINRA Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the FINRA Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (f) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law, including the Sarbanes-Oxley Act of 2002, as amended. Any shares of Common Stock received by the Company in payment of the Exercise Price shall be held by the Company as treasury shares and shall not be made available for grant or issuance under the Plan.

5.4 Term and Termination of Options.  The term and provisions for termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted. An Incentive Option granted to a person who is a 10% Stockholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted.

5.5 Vesting and Exercise of Options.  Each Option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goal(s) or objectives, as shall be determined by the Administrator.

5.6 Annual Limit on Incentive Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock, with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year, shall not exceed $100,000.

5.7 Nontransferability of Options.  Except as otherwise provided by the Administrator in an Option Agreement and as permissible under applicable law, no Option shall be assignable or transferable except by will or the laws of descent and distribution, and during the life of the Optionee shall be exercisable only by such Optionee unless it has been disposed of with the consent of the Administrator (which consent may be withheld in the Administrator’s sole and absolute discretion) pursuant to a DRO. Notwithstanding the foregoing, no Option shall be assignable or transferable in exchange for consideration.

5.8 Rights as Stockholder.  An Optionee or permitted transferee of an Option shall have no rights or privileges as a stockholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

ARTICLE 6

RESTRICTED SHARES

6.1 Issuance and Sale of Restricted Shares.  The Administrator shall have the right to grant Restricted Shares subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Share Awards”). Such conditions shall include the Purchase Price to be paid by the grantee for such an Award, if any (but not less than the minimum lawful amount under applicable state law). Such conditions may also include, but are not limited to, continued employment or the achievement of specified performance goal(s) or objectives.

6.2 Stock Purchase Agreements.  A Participant shall have no rights with respect to the Restricted Shares covered by a Stock Purchase Agreement until the Participant has paid the full Purchase Price (if applicable) to the Company in the manner set forth in Section 6.3 hereof and has executed and delivered to the Company the Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Shares, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable.  Each Stock Purchase Agreement may be different from each other Stock Purchase Agreement.

6.3 Payment of Purchase Price.  Subject to any legal restrictions, payment of the Purchase Price, if any, may be made, in the discretion of the Administrator, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Participant that have been held by the Participant for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes, which surrendered shares shall be valued at Fair Market Value as of the date of such acceptance; (d) the waiver of compensation due or accrued to the Participant for services rendered; or (e) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law, including the Sarbanes-Oxley Act of 2002, as amended.

6.4 Rights as a Stockholder.  Upon complying with the provisions of Section 6.2 hereof, a Participant shall have the rights of a stockholder with respect to the Restricted Shares purchased pursuant to a Stock Purchase Agreement, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in such Stock Purchase Agreement. Unless the Administrator shall determine otherwise, certificates evidencing Restricted Shares shall remain in the possession of the Company until such shares have vested in accordance with the terms of the Stock Purchase Agreement.

6.5 Restrictions.  Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Purchase Agreement. In the event of termination of a Participant’s employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Stock Purchase Agreement may provide, in the discretion of the Administrator, that the Company shall have the right, exercisable at the discretion of the Administrator, to repurchase, at the original Purchase Price, any Restricted Shares which have not vested as of the date of termination. Notwithstanding the foregoing, Restricted Share Awards may be transferred, with the consent of the Administrator, pursuant to a DRO (which consent may be withheld in the Administrator’s sole and absolute discretion).

6.6 Vesting of Restricted Shares.  Subject to Section 6.5 above, the Stock Purchase Agreement shall specify the date or dates, the performance goal(s) or objectives that must be achieved, and any other conditions on which the Restricted Shares may vest.

ARTICLE 7

ADMINISTRATION OF THE PLAN

7.1 Administrator.  Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to one or more Committees. Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. Without limiting the foregoing, the Board may limit the composition of the Committee to those persons necessary to comply with the requirements of Section 162(m) of the Code and the regulations promulgated thereunder, and Section 16 of the Exchange Act and Rule 16b-3 under the Exchange Act. The Board (or the Committee, as applicable) may delegate to the Chief Executive Officer of the Company the authority to (i) designate new Employees who are not officers of the Company to be the recipient of Incentive Options, Nonqualified Options or Restricted Shares, and (ii) determine the number of shares of Common Stock to be subject to such Incentive Options, Nonqualified Options or Restricted Shares; provided, however, that the Board resolutions regarding such delegation of authority or an employee compensation program approved by the Board or Committee shall specify the maximum number of shares of Common Stock that may be subject to any Incentive Option, Nonqualified Option or Restricted Shares granted by the Chief Executive Officer depending upon the employee group of such new Employee; and provided, further, that the Chief Executive Officer may not grant Options to himself, or any other officer of the Company. As used herein, the term “Administrator” means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee or the Chief Executive Officer, the term Administrator shall mean the Committee or the Chief Executive Officer, as the case may be.

7.2 Powers of the Administrator.  In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Awards shall be granted, the number of shares to be represented by each Option, the number of Restricted Shares to be offered, and the consideration to be received by the Company upon the exercise of or sale of such Awards; (b) to interpret the Plan; (c) to create, amend or rescind rules and regulations relating to the Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Award Agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant’s rights under any Award Agreement under the Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement; (g) to accelerate the vesting of any Award or release or waive any repurchase rights of the Company with respect to any Award; (h) to extend the exercise date of any Award or acceptance date of any Award; (i) to provide for rights of first refusal and/or repurchase rights; (j) to amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have included in the original Award Agreement or in furtherance of the powers provided for herein; and (k) to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants. In making any determination or in taking or not taking any action under the Plan, the Administrator may obtain and rely upon the advice of experts, including advisors to the Company.

7.3 Limitation on Liability.  No Employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any Employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under the Plan.

ARTICLE 8

CHANGE IN CONTROL

8.1 Change in Control.  In order to preserve a Participant’s rights in the event of a Change in Control of the Company:

(a) The Administrator shall have the discretion to provide in each Award Agreement the terms and conditions that relate to (i) vesting of such Award in the event of a Change in Control, and (ii) assumption of such Awards or issuance of comparable securities under an incentive program in the event of a Change in Control. The aforementioned terms and conditions may vary in each Award Agreement.

(b) If the terms of an outstanding Option Agreement provide for accelerated vesting in the event of a Change in Control, or to the extent that an Option is vested and not yet exercised, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Option for an amount of cash or other property having a value equal to the difference (or “spread”) between: (x) the value of the cash or other property that the Participant would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, and (y) the Exercise Price of the Option.

(c) Outstanding Options shall terminate and cease to be exercisable upon consummation of a Change in Control except to the extent that the Options are assumed by the successor entity (or parent thereof) pursuant to the terms of the Change in Control transaction.

(d) The Administrator shall cause written notice of a proposed Change in Control transaction to be given to Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

ARTICLE 9

AMENDMENT AND TERMINATION OF THE PLAN

9.1 Amendments.  Subject to applicable law, including Nasdaq stockholder approval requirements, the Board may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Award Agreement without such Participant’s consent. The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Plan as of the date of its adoption. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

9.2 Plan Termination.  Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the earlier of the Original Effective Date and the Original Approved Date and no Awards may be granted under the Plan thereafter, but Award Agreements then outstanding shall continue in effect in accordance with their respective terms.

ARTICLE 10

CANCELLATION & RESCISSION

10.1 Non-Competition.  Unless an Option Agreement specifies otherwise, the Administrator may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid or deferred Options at any time if the Participant is not in compliance with all applicable provisions of the Option Agreement and the Plan or if the Participant engages in any “Adverse Activity.”  For purposes of this Section 10.1, “Adverse Activity” shall include: (i) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without prior written authorization from the Company, of any confidential information or material relating to the business of the Company, acquired by the Participant either during or after employment with the Company; (ii) the failure or refusal to disclose promptly and to assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company; or (iii) activity that results in termination of the Participant’s employment for Cause.

10.2 Agreement Upon Exercise.  Upon exercise, payment or delivery pursuant to an Option Agreement, the Participant shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan. In the event a Participant fails to comply with the provisions of clauses (i) through (iii) of Section 10.1 hereof prior to, or during the six (6) months after, any exercise, payment or delivery pursuant to an Option Agreement, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

ARTICLE 11

TAX WITHHOLDING

11.1 Withholding.  The Company shall have the power to withhold, or require a Participant to remit to the Company in cash, an amount sufficient to satisfy any applicable federal, state, local or foreign tax withholding requirements with respect to any Options exercised, any Restricted Shares issued, or any other Award issued under the Plan.  To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, in an amount determined on the basis of the lowest rate of withholding applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Award or as a result of the purchase of or lapse of restrictions on an Award, or (b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant’s tax withholding obligation shall be valued at their Fair Market Value as of the date of withholding based on the minimum statutory withholding rates for income tax and payroll tax purposes that are applicable to such supplemental taxable income.

11.2 Shares Withheld to Satisfy Withholding; Restricted Shares. Any shares of Common Stock received by the Company pursuant to Section 11.1 above with respect to Restricted Shares above shall not count against the applicable limits set forth in Article 4 hereof and shall again become available for grant or issuance under the Plan.

11.3 Shares Withheld to Satisfy Withholding; Awards other than Restricted Shares.  Any shares of Common Stock received by the Company pursuant to Section 11.1 above with respect to Awards other than Restricted Shares shall be held by the Company as treasury shares and shall count against the applicable limits set forth in Article 4 hereof and shall not again become available for grant or issuance under the Plan.

ARTICLE 12

MISCELLANEOUS

12.1 Repricings and Buyouts Not Permitted.  Notwithstanding anything herein to the contrary, the Administrator shall not have the authority to cause the repricing of any outstanding Options either through an adjustment to the Exercise Price or through the cancellation of an Option and regrant of a new Option or other Award in exchange for the cancelled Option (a “Repricing”), unless such Repricing is approved by a majority of the Company’s stockholders entitled to vote on such matter.  Notwithstanding anything herein to the contrary, the Administrator shall not, at any time when the Exercise Price of an Option is above the Fair Market Value of one share of Common Stock, have the power to cancel any such Option in exchange for a cash payment without the approval of a majority of the Company’s stockholders entitled to vote on such matter.

12.2 Benefits Not Alienable.  For so long as it is subject to any restrictions pursuant to this Plan or an Award Agreement, no Award or interest or right therein or part thereof shall be liable for the debts, contracts, or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment, or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment, or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Plan shall prevent transfers by will or the applicable laws of descent and distribution or assignments pursuant to a DRO entered by a court of competent jurisdiction.

12.3 No Enlargement of Employee Rights.  This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to interfere with the right of the Company or any Affiliated Company to discharge any Participant at any time.

12.4 Application of Funds.  The proceeds received by the Company from the sale of Common Stock pursuant to Award Agreements, except as otherwise provided herein, will be used for general corporate purposes.

12.5 Annual Reports.  During the term of this Plan, the Company will furnish to each Participant who does not otherwise receive such materials, copies of all reports, proxy statements and other communications that the Company distributes generally to its stockholders.

12.6 Applicable Law.  The validity, construction, interpretation and effect of this Plan and all Award Agreements hereunder shall be governed by and determined in accordance with the laws of the State of Washington except for matters of corporate law, in which case the provisions of the Delaware General Corporation Law shall govern.

*** Exercise Your *Right* to Vote ***

BIOLIFE SOLUTIONS, INC.

E27628-P93229

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 6, 2017
Date: May 25, 2017 **Time:** 9:00 AM PDT
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/BLFS2017

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/BLFS2017 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET:* www.proxyvote.com
2) *BY TELEPHONE:* 1-800-579-1639
3) *BY E-MAIL*:* sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2017 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to *www.virtualshareholdermeeting.com/BLFS2017.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E27629-P93229

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

   Nominees:

   01) Michael Rice
   02) Raymond Cohen
   03) Andrew Hinson
   04) Joseph Schick
   05) Thomas Girschweiler

The Board of Directors recommends you vote FOR proposals 2 and 3.

2. To approve the Amended and Restated 2013 Performance Incentive Plan.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E27630-P93229

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time May 24, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BLFS2017**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time May 24, 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E27623-P93229 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BIOLIFE SOLUTIONS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Michael Rice
02) Raymond Cohen
03) Andrew Hinson
04) Joseph Schick
05) Thomas Girschweiler

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. To approve the Amended and Restated 2013 Performance Incentive Plan.	☐	☐	☐
3. To ratify the appointment of Peterson Sullivan LLP as our independent registered public accounting firm for 2017.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V.1.2

E27624-P93229

BIOLIFE SOLUTIONS, INC.
Annual Meeting of Stockholders
May 25, 2017 9:00 AM PDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Michael Rice and Roderick de Greef, and each of them, with the power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of BioLife Solutions, Inc. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on May 25, 2017 or any adjournments thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

V.1.2